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Oppenheimer New York Municipal Fund
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Two World Trade Center, New York, New York 10048-0203
1-800-525-7048


Statement of Additional Information dated January 25, 1999,
Revised June 7, 1999


      This Statement of Additional Information is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated January 25, 1999. It should be read together with the Prospectus, which may be obtained by writing to the Fund's Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217 or by calling the Transfer Agent at the toll-free number shown above or by downloading it from the OppenheimerFunds Internet web site at www.oppenheimerfunds.com.

Contents
Page

About the Fund
Additional Information About the Fund's Investment Policies and Risks........2
     The Fund's Investment Policies..........................................2
     Municipal Securities....................................................3
     Other Investment Techniques and Strategies.............................14
     Investment Restrictions................................................26
How the Fund is Managed.....................................................28
     Organization and History...............................................28
     Trustees and Officers of the Fund......................................29
     The Manager ...........................................................34

Brokerage Policies of the Fund..............................................36
Distribution and Service Plans..............................................37
Performance of the Fund.....................................................41


About Your Account

How To Buy Shares...........................................................46
How To Sell Shares..........................................................54
How to Exchange Shares......................................................58
Dividends and Taxes.........................................................60
Additional Information About the Fund.......................................63


Financial Information About the Fund
Independent Auditors' Report................................................64
Financial Statements .......................................................65
Appendix A: Municipal Bond Ratings Definitions.............................A-1
Appendix B: Industry Classifications.......................................B-1
Appendix C: Special Sales Charge Arrangements and Waivers..................C-1
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A B O U T  T H E  F U N D
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Additional Information About the Fund's Investment Policies and Risks

      The investment objective and the principal investment policies of the Fund are described in the Prospectus. This Statement of Additional Information contains supplemental information about those policies and the types of securities that the Fund's investment Manager, OppenheimerFunds, Inc., can select for the Fund. Additional explanations are also provided about the strategies the Fund can use to try to achieve its objective.

The Fund's Investment Policies. The composition of the Fund's portfolio and the techniques and strategies that the Manager uses will vary over time. The Fund is not required to use all of the investment techniques and strategies described below in seeking its goal. The Fund does not make investments with the objective of seeking capital growth. However, the values of the securities held by the Fund may be affected by changes in general interest rates and other factors prior to their maturity. Because the current value of debt securities varies inversely with changes in prevailing interest rates, if interest rates increase after a security is purchased, that security will normally fall in value. Conversely, should interest rates decrease after a security is purchased, normally its value will rise.

      However, those fluctuations in value will not generally result in realized gains or losses to the Fund unless the Fund sells the security prior to the security's maturity. A debt security held to maturity is redeemable by its issuer at full principal value plus accrued interest. The Fund does not usually intend to dispose of securities prior to their maturity, but may do so for liquidity purposes, or because of other factors affecting the issuer that cause the Manager to sell the particular security. In that case, the Fund could realize a capital gain or loss on the sale.

      There are variations in the credit quality of municipal securities, both within a particular rating classification and between classifications. These variations depend on numerous factors. The yields of municipal securities depend on a number of factors, including general conditions in the municipal securities market, the size of a particular offering, the maturity of the obligation and rating (if any) of the issue. These factors are discussed in greater detail below.

      |X| Portfolio Turnover. A change in the securities held by the Fund from buying and selling investments is known as "portfolio turnover." Short-term trading increases the rate of portfolio turnover and could increase the Fund's transaction costs. However, the Fund ordinarily incurs little or no brokerage expense because most of the Fund's portfolio transactions are principal trades that do not require payment of brokerage commissions.

      The Fund ordinarily does not trade securities to achieve capital gains, because they would not be tax-exempt income. To a limited degree, the Fund may engage in short-term trading to attempt to take advantage of short-term market variations. It may also do so to dispose of a portfolio security prior to its maturity. That might be done if, on the basis of a revised credit evaluation of the issuer or other considerations, the Manager believes such disposition is advisable or the Fund needs to generate cash to satisfy requests to redeem Fund shares. In those cases, the Fund may realize a capital gain or loss on its investments. The Fund's annual portfolio turnover rate normally is not expected to exceed 50%.

Municipal Securities. The types of municipal securities in which the Fund may invest are described in the Prospectus under "About the Fund's Investments." Municipal securities are generally classified as general obligation bonds, revenue bonds and notes. A discussion of the general characteristics of these principal types of municipal securities follows below.

      |X| Municipal Bonds. We have classified longer term municipal securities as "municipal bonds." The principal classifications of long-term municipal bonds are "general obligation" and "revenue" (including "industrial development") bonds. They may have fixed, variable or floating rates of interest, as described below.

      Some bonds may be "callable," allowing the issuer to redeem them before their maturity date. To protect bondholders, callable bonds may be issued with provisions that prevent them from being called for a period of time. Typically, that is 5 to 10 years from the issuance date. When interest rates decline, if the call protection on a bond has expired, it is more likely that the issuer may call the bond. If that occurs, the Fund might have to reinvest the proceeds of the called bond in bonds that pay a lower rate of return.

            |_| General Obligation Bonds. The basic security behind general obligation bonds is the issuer's pledge of its full faith and credit and taxing, if any, power for the repayment of principal and the payment of interest. Issuers of general obligation bonds include states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The rate of taxes that can be levied for the payment of debt service on these bonds may be limited or unlimited. Additionally, there may be limits as to the rate or amount of special assessments that can be levied to meet these obligations.

            |_| Revenue Bonds. The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects. Examples include electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals.

            Although the principal security for these types of bonds may vary from bond to bond, many provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

            |_| Industrial Development Bonds. Industrial development bonds are considered municipal bonds if the interest paid is exempt from federal income tax. They are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds may also be used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed by the bond as security for those payments.

            |_| Private Activity Municipal Securities. The Tax Reform Act of 1986 (the "Tax Reform Act") reorganized, as well as amended, the rules governing tax exemption for interest on certain types of municipal securities. The Tax Reform Act generally did not change the tax treatment of bonds issued in order to finance governmental operations. Thus, interest on general obligation bonds issued by or on behalf of state or local governments, the proceeds of which are used to finance the operations of such governments, continues to be tax-exempt. However, the Tax Reform Act limited the use of tax-exempt bonds for non-governmental (private) purposes. More stringent restrictions were placed on the use of proceeds of such bonds. Interest on certain private activity bonds is taxable under the revised rules. There is an exception for "qualified" tax-exempt private activity bonds, for example, exempt facility bonds including certain industrial development bonds, qualified mortgage bonds, qualified
Section 501(c)(3) bonds, and qualified student loan bonds.

      In addition, limitations as to the amount of private activity bonds which each state may issue were revised downward by the Tax Reform Act, which will reduce the supply of such bonds. The value of the Fund's portfolio could be affected if there is a reduction in the availability of such bonds.

      Interest on certain private activity bonds issued after August 7, 1986, which continues to be tax-exempt, will be treated as a tax preference item subject to the alternative minimum tax (discussed below) to which certain taxpayers are subject. The Fund may hold municipal securities the interest on which (and thus a proportionate share of the exempt-interest dividends paid by the Fund) will be subject to the Federal alternative minimum tax on individuals and corporations.

      The Federal alternative minimum tax is designed to ensure that all persons who receive income pay some tax, even if their regular tax is zero. This is accomplished in part by including in taxable income certain tax preference items that are used to calculate alternative minimum taxable income. The Tax Reform Act made tax-exempt interest from certain private activity bonds a tax preference item for purposes of the alternative minimum tax on individuals and corporations. Any exempt-interest dividend paid by a regulated investment company will be treated as interest on a specific private activity bond to the extent of the proportionate relationship the interest the investment company receives on such bonds bears to all its exempt interest dividends.

      In addition, corporate taxpayers subject to the alternative minimum tax may, under some circumstances, have to include exempt-interest dividends in calculating their alternative minimum taxable income. That could occur in situations where the "adjusted current earnings" of the corporation exceeds its alternative minimum taxable income.

      To determine whether a municipal security is treated as a taxable private activity bond, it is subject to a test for: (a) a trade or business use and security interest, or (b) a private loan restriction. Under the trade or business use and security interest test, an obligation is a private activity bond if: (i) more than 10% of the bond proceeds are used for private business purposes and (ii) 10% or more of the payment of principal or interest on the issue is directly or indirectly derived from such private use or is secured by the privately used property or the payments related to the use of the property. For certain types of uses, a 5% threshold is substituted for this 10% threshold.

      The term "private business use" means any direct or indirect use in a trade or business carried on by an individual or entity other than a state or municipal governmental unit. Under the private loan restriction, the amount of bond proceeds that may be used to make private loans is limited to the lesser of 5% or $5.0 million of the proceeds. Thus, certain issues of municipal securities could lose their tax-exempt status retroactively if the issuer fails to meet certain requirements as to the expenditure of the proceeds of that issue or the use of the bond-financed facility. The Fund makes no independent investigation of the users of such bonds or their use of proceeds of the bonds. If the Fund should hold a bond that loses its tax-exempt status retroactively, there might be an adjustment to the tax-exempt income previously distributed to shareholders.

      Additionally, a private activity bond that would otherwise be a qualified tax-exempt private activity bond will not, under Internal Revenue Code Section 147(a), be a qualified bond for any period during which it is held by a person who is a "substantial user" of the facilities or by a "related person" of such a substantial user. This "substantial user" provision applies primarily to exempt facility bonds, including industrial development bonds. The Fund may invest in industrial development bonds and other private activity bonds. Therefore, the Fund may not be an appropriate investment for entities which are "substantial users" (or persons related to "substantial users") of such exempt facilities. Those entities and persons should consult their tax advisers before purchasing shares of the Fund.

      A "substantial user" of such facilities is defined generally as a "non-exempt person who regularly uses part of a facility" financed from the proceeds of exempt facility bonds. Generally, an individual will not be a "related person" under the Internal Revenue Code unless such individual or the individual's immediate family (spouse, brothers, sisters and immediate descendants) own directly or indirectly in the aggregate more than 50% in value of the equity of a corporation or partnership which is a "substantial user" of a facility financed from the proceeds of exempt facility bonds.

      |X| Municipal Notes. Municipal securities having a maturity (when the security is issued) of less than one year are generally known as municipal notes. Municipal notes generally are used to provide for short-term working capital needs. Some of the types of municipal notes the Fund can invest in are described below.

            |_| Tax Anticipation Notes. These are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use or other business taxes, and are payable from these specific future taxes.

            |_|  Revenue   Anticipation  Notes.  These  are  notes  issued  in
expectation of receipt of other types of revenue, such as Federal revenues available under Federal revenue-sharing programs.


            |_| Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. The long-term bonds that are issued typically also provide the money for the repayment of the notes.

            |_| Construction Loan Notes. These are sold to provide project construction financing until permanent financing can be secured. After successful completion and acceptance of the project, it may receive permanent financing through public agencies, such as the Federal Housing Administration.

      |X| Tax-Exempt Commercial Paper. This type of short-term obligation (usually having a maturity of 270 days or less) is issued by a municipality to meet current working capital needs.

      |X| Municipal Lease Obligations. The Fund's investments in municipal lease obligations may be through certificates of participation that are offered to investors by public entities. Municipal leases may take the form of a lease or an installment purchase contract issued by a state or local government authority to obtain funds to acquire a wide variety of equipment and facilities.

      Some municipal lease securities may be deemed to be "illiquid" securities. Their purchase by the Fund would be limited as described below in "Illiquid Securities." From time to time the Fund may invest more than 5% of its net assets in municipal lease obligations that the Manager has determined to be liquid under guidelines set by the Board of Trustees.

      Those guidelines require the Manager to evaluate:
      |_|  the frequency of trades and price quotations for such securities;
o the number of dealers or other potential buyers willing to purchase or sell such securities;
o     the availability of market-makers; and
      |_|  the nature of the trades for such securities.

      Municipal leases have special risk considerations. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for that purpose on a yearly basis. While the obligation might be secured by the lease, it might be difficult to dispose of that property in case of a default.

      Projects financed with certificates of participation generally are not subject to state constitutional debt limitations or other statutory requirements that may apply to other municipal securities. Payments by the public entity on the obligation underlying the certificates are derived from available revenue sources. That revenue might be diverted to the funding of other municipal service projects. Payments of interest and/or principal with respect to the certificates are not guaranteed and do not constitute an obligation of a state or any of its political subdivisions.

      In addition to the risk of "non-appropriation," municipal lease securities do not have as highly liquid a market as conventional municipal bonds. Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment of interest or repayment of principal by the issuer. The ability of issuers of municipal leases to make timely lease payments may be adversely affected in general economic downturns and as relative governmental cost burdens are reallocated among federal, state and local governmental units. A default in payment of income would result in a reduction of income to the Fund. It could also result in a reduction in the value of the municipal lease and that, as well as a default in repayment of principal, could result in a decrease in the net asset value of the Fund. While the Fund holds such securities, the Manager will evaluate the likelihood of a continuing market for these securities and their credit quality.

      |X| Ratings of Municipal Securities. Ratings by ratings organizations such as Moody's Investors Service, Standard & Poor's Ratings Group and Fitch IBCA, Inc. represent the respective rating agency's opinions of the credit quality of the municipal securities they undertake to rate. However, their ratings are general opinions and are not guarantees of quality. Municipal securities that have the same maturity, coupon and rating may have different yields, while other municipal securities that have the same maturity and coupon but different ratings may have the same yield.

      Subsequent to its purchase by the Fund, a municipal security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event requires the Fund to sell the security, but the Manager will consider such events in determining whether the Fund should continue to hold the security. To the extent that ratings given by Moody's, Standard & Poor's, or Fitch change as a result of changes in those rating organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the Fund's investment policies.

      The Fund may buy municipal securities that are "pre-refunded." The issuer's obligation to repay the principal value of the security is generally collateralized with U.S. government securities placed in an escrow account. This causes the pre-refunded security to have essentially the same risks of default as a AAA-rated security.

      The rating definitions of Moody's, Standard & Poor's, Duff & Phelps and Fitch for municipal securities are contained in Appendix A to this Statement of Additional Information. The Fund can purchase securities that are unrated by nationally recognized rating organizations. The Manager will make its own assessment of the credit quality of unrated issues the Fund buys. The Manager will use criteria similar to those used by the rating agencies, and assign a rating category to a security that is comparable to what the Manager believes a rating agency would assign to that security. However, the Manager's rating does not constitute a guarantee of the quality of a particular issue.

      |_| Special Risks of Lower-Grade Securities. Lower grade securities may have a higher yield than securities rated in the higher rating categories. In addition to having a greater risk of default than higher-grade, securities, there may be less of a market for these securities. As a result they may be harder to sell at an acceptable price. The additional risks mean that the Fund may not receive the anticipated level of income from these securities, and the Fund's net asset value may be affected by declines in the value of lower-grade securities. However, because the added risk of lower quality securities might not be consistent with the Fund's policy of preservation of capital, the Fund limits its investments in lower quality securities.

      While securities rated "Baa" by Moody's or "BBB" by Standard & Poor's or Duff & Phelps are investment grade, they may be subject to special risks and have some speculative characteristics.

Special Investment Considerations - New York Municipal Securities. As explained in the Prospectus, the Fund's investments are highly sensitive to the fiscal stability of New York State (referred to in the section as the "State") and its subdivisions, agencies, instrumentalities or authorities, including New York City, which issue the municipal securities in which the Fund invests. The following information on risk factors in concentrating in New York municipal securities is only a summary, based on publicly-available official statements relating to offerings by issuers of New York municipal securities on or prior to December 15, 1998 with respect to offerings of New York State, and on or prior to December 15, 1998 with respect to offerings by New York City. No representation is made as to the accuracy of this information.

      During the mid-1970's the State, some of its agencies, instrumentalities and public benefit corporations (the "Authorities"), and certain of its municipalities faced serious financial difficulties. To address many of these financial problems, the State developed various programs, many of which were successful in reducing the financial crisis. Any further financial problems experienced by these Authorities or municipalities could have a direct adverse effect on the New York municipal securities in which the Fund invests.

      |X| Factors Affecting Investments in New York State Securities. The forecast of the State's economy shows continued expansion during the 1998 calendar year, with employment growth gradually slowing as the year progressed. The financial and business service sectors are expected to continue to do well, while employment in the manufacturing and government sectors are expected to post only small, if any, declines. On an average annual basis, the employment growth rate in the State is expected to be higher than in 1997 and the unemployment rate is expected to drop to 6.1%. Personal income is expected to have recorded moderate gains in 1998. Wage growth in 1998 is expected to have been slower than in the previous year, because the recent robust growth in bonus payments has moderated.

      The forecast for continued growth, and any resultant impact on the State Plan, contains some uncertainties. Stronger-than-expected gains in employment and wages could lead to surprisingly strong growth in consumer spending. Investments could also remain robust. Conversely, net exports could plunge even more sharply than expected, with adverse impacts on the growth of both consumer spending and investment. The inflation rate may differ significantly from expectations due to the upward pressure of a tight labor market and the downward pressure of price reductions emanating from the current economic weakness in Asia. In addition, the State economic forecast could over- or under-estimate the level of future bonus payments or inflation growth, resulting in forecasted average wage growth that could differ significantly from actual growth. Similarly, the State forecast could fail to correctly account for declines in banking employment and the direction of employment change that is likely to accompany telecommunications and energy deregulation.

      The national economy has maintained a robust rate of growth with over 16.5 million jobs added nationally since early 1992. The State economy has continued to expand, but growth remains somewhat slower than in the nation. Although the State has added approximately 400,000 jobs since late 1992, employment growth in the State has been hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility, defense and banking industries. Government downsizing has also moderated these job gains.

      The State's General Fund (the major operating Fund of the State) was projected in the 1997-1998 New York State Financial Plan (referred to in this section as the "State Plan") to be balanced on a cash basis for the 1997-98 fiscal year. Total receipts and transfers from other funds are projected to reach $37.84 billion an increase of over $3 billion from the prior fiscal year, and disbursements and transfers to other funds are projected to be $36.78 billion, an increase of $2.43 billion from the total disbursed in the prior fiscal year.

      Projections of total State receipts in the State Plan are based on the State tax structure in effect during the fiscal year and on assumptions relating to basic economic factors and their historical relationships to State tax receipts. In preparing projections of State receipts, economic forecasts relating to personal income, wages, consumption, profits and employment have been particularly important. The projection of receipts from most tax or revenue sources is generally made by estimating the change in yield of such tax or revenue source caused by economic and other factors, rather than by estimating the total yield of such tax or revenue source from its estimated tax base. The forecasting methodology, however, ensures that State fiscal year collection estimates for taxes that are based on a computation of annual liability, such as the business and personal income taxes, are consistent with estimates of total liability under those taxes.

      Projections of total State disbursements are based on assumptions relating to economic and demographic factors, levels of disbursements for various services provided by local governments (where the cost is partially reimbursed by the State), and the results of various administrative and statutory mechanisms in controlling disbursements for State operations. Factors that may affect the level of disbursements in the fiscal year include uncertainties relating to the economy of the nation and the State, the policies of the federal government, and changes in the demand for and use of State services.

      In recent years, State actions affecting the level of receipts and disbursements, the relative strength of the State and regional economy, and actions of the federal government have help to create projected structural budget gaps for the State. These gaps result from a significant disparity between recurring revenues and the costs of maintaining or increasing the level of support for State programs. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance, however, that the legislature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years.

      |_|   State   Governmental   Funds   Group.   Substantially   all  State
non-pension   financial   operations   are   accounted   for  in  the  State's
governmental funds group.  Governmental funds include:
o the General Fund, which receives all income not required by law to be deposited in another fund;
o Special Revenue Funds, which receive most of the money the State gets from the Federal government and other income the use of which is legally restricted to certain purposes;
o Capital Projects Funds, used to finance the acquisition and construction of major capital facilities by the State and to aid in certain projects conducted by local governments or public authorities; and
o Debt Service Funds, which are used for the accumulation of money for the payment of principal of and interest on long-term debt and to meet lease-purchase and other contractual-obligation commitments.

      |_| Local Government Assistance  Corporation.  In 1990, as part of a State fiscal reform program, legislation was enacted creating Local Government Assistance Corporation, a public benefit corporation empowered to issue long-term obligations to fund payments to local governments that had been traditionally funded through the State's annual seasonal borrowing. The legislation authorized the corporation to issue its bonds and notes in an amount not in excess of $4.7 billion (exclusive of certain refunding bonds). Over a period of years, the issuance of these long-term obligations, which are to be amortized over no more than 30 years, was expected to eliminate the need for continued short-term seasonal borrowing.

      The legislation also dedicated revenues equal to one-quarter of the four-cent State sales and use tax to pay debt service on these bonds. The legislation also imposed a cap on the annual seasonal borrowing of the State at $4.7 billion, less net proceeds of bonds issued by the corporation and bonds issued to provide for capitalized interest. An exception is in cases where the Governor and the legislative leaders have certified the need for additional borrowing and have provided a schedule for reducing it to the cap. If borrowing above the cap is thus permitted in any fiscal year, it is required by law to be reduced to the cap by the fourth fiscal year after the limit was first exceeded. This provision capping the seasonal borrowing was included as a covenant with the corporation's bondholders in the resolution authorizing such bonds.

      As of June 1995, the corporation had issued bonds and notes to provide net proceeds of $4.7 billion completing the program. The impact of its borrowing, as well as other changes in revenue and spending patterns, is that the State has been able to meet its cash flow needs throughout the fiscal year without relying on short-term seasonal borrowings.

      |_| Authorities. The fiscal stability of the State is related to the fiscal stability of its public Authorities. Authorities have various responsibilities, including those which finance, construct and/or operate revenue-producing public facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts, and restrictions set forth in their legislative authorization. As of December 31, 1997, there were 17 Authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of all Authorities was $84 billion, only a portion of which constitutes State-supported or State-related debt.

      Authorities are generally supported by revenues generated by the projects financed or operated, such as tolls charged for use of highways, bridges or tunnels, charges for electric power, electric and gas utility services, rentals charged for and housing units and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for Authorities. There are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to Authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements, if local assistance payments are diverted, the affected localities could seek additional State assistance. Some Authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs.

      |_| Ratings of the State's Securities. On January 13, 1992, Standard & Poor's reduced its ratings on the State's general obligation bonds from "A" to "A-" and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. Standard & Poor's also continued its negative rating outlook assessment on State general obligation debt. On April 26, 1993, Standard & Poor's revised its rating outlook assessment to "stable." On February 14, 1994, Standard & Poor's raised its outlook to "positive" and, on October 3, 1995, confirmed its A-rating. On August 28, 1997, Standard & Poor's revised its ratings on the State's general obligation bonds from A- to A and, in addition, revised its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt.

      On January 6, 1992, Moody's reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from "A" to "Baa1." On October 2, 1995, Moody's reconfirmed its "A" rating of the State's general obligation long-term indebtedness. On February 10, 1997, Moody's confirmed its "A2" rating of the State's general obligation long-term indebtedness.

      Ratings reflect only the views of the ratings organizations, and an explanation of the significance of a rating may be obtained from the rating agency furnishing the rating. There is no assurance that a particular rating will continue for any given period of time or that a rating will not be revised downward or withdrawn entirely, if, in the judgment of the agency originally establishing the rating, circumstances warrant. A downward revision or withdrawal of a ratings, could have an effect on the market price of the State municipal securities in which the Fund invests.

      |_| The State's General Obligation Debt. As of March 31, 1998, the State had approximately $5.03 billion in general obligation bonds outstanding, including $294 million in bond anticipation notes. Principal and interest due on general obligation bonds and interest due on bond anticipation notes were $749.6 million for the 1998-99 fiscal year and are estimated to be $695 million for the State's 1999-2000 fiscal year.

      |_| Pending Litigation. The State is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. That litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws. These proceedings could affect adversely the financial condition of the State in the 1998-1999 fiscal year or thereafter.

      The State believes that the State Plan includes sufficient reserves for the payment of judgments that may be required during the 1998-99 fiscal year. There can be no assurance, however, that an adverse decision in any of these proceedings would not exceed the amount the State Plan reserves for the payment of judgments and, therefore, could affect the ability of the State to maintain a balanced 1998-1999 Financial Plan. The General Purpose Financial Statements for the 1997-1998 fiscal year report estimated probable awarded and anticipated unfavorable judgements of $872 million, of which $90 million is expected to be paid during the 1998-1999 fiscal year.
      In addition, the State is party to other claims and litigations that its legal counsel has advised are not probable of adverse court decisions or are not deemed to be materially adverse. Although, the amounts of potential losses, if any, are not presently determinable, it is the State's opinion that its ultimate liability in these cases is not expected to have a material adverse effect on the State's financial position in the 1998-99 fiscal year or thereafter.

      |_| Other Functions. Certain localities in addition to the City could have financial problems leading to requests for additional State assistance during the State's current fiscal year and thereafter. The potential impact on the State of such actions by localities is not included in the projections of the State receipts and disbursements in the State's 1998-99 fiscal year.

      |X| Factors Affecting Investments in New York City Municipal Securities. The fiscal health of New York City (the "City") has a more significant effect on the fiscal health of the State than any other municipality. The national economic downturn which began in July 1990 adversely affected the local economy which had been declining since late 1989. As a result, the City experienced job losses in 1990 and 1991 and real Gross City Product fell in those two years. Beginning in 1992, the improvement in the national economy helped stabilize conditions in the City. Employment losses moderated toward year-end and real Gross City Product increased, boosted by strong wage gains. After noticeable improvements in the City's economy during 1994, economic growth slowed in 1995. It improved commencing in calendar year 1996, reflecting improved securities industry earnings and employment in other sectors. Overall, the City's economic improvement accelerated significantly in 1997 and 1998. The City's current financial plan assumes that, after strong growth in 1993 - 1998 moderate economic growth will occur through calendar year 2002, with moderating job growth and wage increases.

      For each of the 1981 through 1998 fiscal years, the City had an operating surplus, before discretionary and other transfers, and achieved balanced operating results as reported in accordance with generally accepted accounting principles. The City has been required to close substantial gaps between forecast revenues and forecast expenditures in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain balanced operating results as required by State law without tax or other revenue increases or reductions in City services or entitlement programs, which could adversely affect the City's economic base.

      The Mayor is responsible for preparing the City's financial plan, including the City's current financial plan for the 1999 through 2002 fiscal years (referred to below as the "City's Financial Plan").

      The City's projections set forth in the City's Financial Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Implementation of the City's Financial Plan is dependent upon the City's ability to market its securities successfully. The City's financing program for fiscal years 1999 through 2002 contemplates the issuance of $5.2 billion of general obligation bonds and $5.4 billion of bonds to be issued by the New York City Transitional Finance Authority (the "Finance Authority") to finance City capital projects. The Finance Authority was created to assist the City in financing its capital program while keeping the City's indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur.
      In addition, the City issues revenue and tax anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of City bonds and notes, New York City Municipal Water Finance Authority ("Water Authority") bonds and Finance Authority bonds will be subject to prevailing market conditions. The City's planned capital and operating expenditures are dependent upon the sale of its general obligation bonds and notes, and the Water Authority and Finance Authority bonds. Future developments concerning the City and public discussion of such developments, as well as prevailing market conditions, may affect the market for outstanding City general obligation bonds and notes.

      The City Comptroller and other agencies and public officials issue reports and make public statements which, among other things, state that projected revenues and expenditures may be different from those forecasted in the City's Financial Plan. It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.

      |_| The City's Financial Plan. The City's Financial Plan projects revenues and expenditures for the 1998 fiscal year balanced in accordance with GAAP. The City's Financial Plan takes into account a projected increase in tax revenues in 1999 and 2000 and a projected decrease in tax revenues in 2001 and 2002, an increase in planned expenditures for health insurance; a decrease in projected pension expenditures; and other agency spending increases. In addition, the City's Financial Plan includes a proposed discretionary transfer to the 1999 fiscal year of $46.5 million to pay debt service due in fiscal year 2000. The City's Financial Plan also sets forth projections for the 2000 through 2002 fiscal years and projects gaps of $2.2 billion, $2.9 billion and $2.4 billion for the 2000 through 2002 fiscal years, respectively.

      The City's Financial Plan assumes that the Governor and the State Legislature approve extension of the 14% personal income tax surcharge, which is scheduled to expire on December 31, 1999, and which is projected to provide revenue of $183 million, $524 million and $544 million in 2000, 2001 and 2002 fiscal years, respectively. It also assumes collection of the projected rent payments for the City's airports, totaling $6 million, $365 million, $155 million and $185 million in the 1999 through 2002 fiscal years, respectively. A substantial portion of those collections may depend on the successful completion of negotiations with The Port Authority of New York and New Jersey or on the enforcement of the City's rights under the existing leases through pending legal actions. The City's Financial Plan provides no additional wage increases for City employees after their contracts expire in fiscal years 2000 and 2001. In addition, the economic and financial condition of the City may be affected by various financial, social, economic and political factors that could have a material effect on the City.

      On July 23, 1998, the New York State Comptroller issued a report that noted that a significant cause for concern is the budget gaps in the 1999-2000 and 2000-2001 fiscal year. The State Comptroller projected them at $1.8 billion and $5.5 billion, respectively, after excluding the uncertain receipt by the State of $250 million of funds from the tobacco settlement assumed for each of such fiscal years, as well as the unspecified actions assumed in the State's projections. The State Comptroller also stated that if the securities industry or economy slows, the size of the gaps would increase.


      Various actions proposed in the City's Financial Plan are uncertain. If these measures cannot be implemented, the City will be required to take other actions to decrease expenditures or increase revenues to maintain a balanced financial plan.

      |_| Ratings of the City's Bonds. Moody's Investors Service, Inc. has rated the City's general obligation bonds "A3." Standard & Poor's Ratings Group has rated those bonds "A-." Fitch IBCA, Inc. has rated these bonds "A-." Those ratings reflect only the views of Moody's, Standard & Poor's and Fitch from which an explanation of the significance of such ratings may be obtained. There is no assurance that those ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any downward revision or withdrawal could have an adverse effect on the market prices of the City's bonds. On July 10, 1995, Standard & Poor's revised its rating of City bonds downward to "BBB+." On July 16, 1998, Standard & Poor's revised its rating of City bonds upward to "A-." Moody's rating of City bonds was revised in February 1998 to "A3" from "Baa1."

      |_| The City's Outstanding Indebtedness. As of September 30, 1998, the City and the Municipal Assistance Corporation for the City of New York had, respectively, $26.391 billion and $3.141 billion of outstanding net long-term debt.

      The City depends on the State for State aid both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected; that State budgets in future fiscal years will be adopted by the April 1 statutory deadline, or interim appropriations enacted; or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures.

      |_| Pending Litigation. The City is a defendant in lawsuits pertaining to material matters, including claims asserted that are incidental to performing routine governmental and other functions. That litigation includes, but is not limited to, actions commenced and claims asserted against the City arising out of alleged torts, alleged breaches of contracts, alleged violations of law and condemnation proceedings. As of June 30, 1998 and 1997, claims in excess of $472 billion and $530 billion, respectively, were outstanding against the City for which the City estimates its potential future liability to be $3.5 billion for each fiscal year.

Other Investment Techniques and Strategies. In seeking its objective, the Fund may from time to time employ the types of investment strategies and investments described below. It is not required to use all of these strategies at all times, and at times may not use them.

      |X| Floating Rate and Variable Rate Obligations. Variable rate demand obligations have a demand feature that allows the Fund to tender the obligation to the issuer or a third party prior to its maturity. The tender may be at par value plus accrued interest, according to the terms of the obligations.

      The interest rate on a floating rate demand note is based on a stated prevailing market rate, such as a bank's prime rate, the 91-day U.S. Treasury Bill rate, or some other standard, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is also based on a stated prevailing market rate but is adjusted automatically at specified intervals of not less than one year. Generally, the changes in the interest rate on such securities reduce the fluctuation in their market value. As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations of the same maturity. The Manager may determine that an unrated floating rate or variable rate demand obligation meets the Fund's quality standards by reason of being backed by a letter of credit or guarantee issued by a bank that meets those quality standards.

      Floating rate and variable rate demand notes that have a stated maturity in excess of one year may have features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one year and upon no more than 30 days' notice. The issuer of that type of note normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the note plus accrued interest. Generally the issuer must provide a specified number of days' notice to the holder.

      |X| Inverse Floaters and Other Derivative Investments. Inverse floaters may offer relatively high current income, reflecting the spread between short-term and long-term tax-exempt interest rates. As long as the municipal yield curve remains relatively steep and short term rates remain relatively low, owners of inverse floaters will have the opportunity to earn interest at above-market rates because they receive interest at the higher long-term rates but have paid for bonds with lower short-term rates. If the yield curve flattens and shifts upward, an inverse floater will lose value more quickly than a conventional long-term bond. The Fund will invest in inverse floaters to seek higher tax-exempt yields than are available from fixed-rate bonds that have comparable maturities and credit ratings. In some cases, the holder of an inverse floater may have an option to convert the floater to a fixed-rate bond, pursuant to a "rate-lock" option.

      Some inverse floaters have a feature known as an interest rate "cap" as part of the terms of the investment. Investing in inverse floaters that have interest rate caps might be part of a portfolio strategy to try to maintain a high current yield for the Fund when the Fund has invested in inverse floaters that expose the Fund to the risk of short-term interest rate fluctuations. "Embedded" caps can be used to hedge a portion of the Fund's exposure to rising interest rates. When interest rates exceed a pre-determined rate, the cap generates additional cash flows that offset the decline in interest rates on the inverse floater, and the hedge is successful. However, the Fund bears the risk that if interest rates do not rise above the pre-determined rate, the cap (which is purchased for additional cost) will not provide additional cash flows and will expire worthless.

      Inverse floaters are a form of derivative investment. Certain derivatives, such as options, futures, indexed securities and entering into swap agreements, can be used to increase or decrease the Fund's exposure to changing security prices, interest rates or other factors that affect the value of securities. However, these techniques could result in losses to the Fund, if the Manager judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's other investments. These techniques can cause losses if the counterparty does not perform its promises. An additional risk of investing in municipal securities that are derivative investments is that their market value could be expected to vary to a much greater extent than the market value of municipal securities that are not derivative investments but have similar credit quality, redemption provisions and maturities.

      |X| When-Issued and Delayed-Delivery Transactions. The Fund can purchase securities on a "when-issued" basis, and may purchase or sell such securities on a "delayed-delivery" (or "forward commitment") basis. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery.

      When such transactions are negotiated the price (which is generally expressed in yield terms) is fixed at the time the commitment is made. Delivery and payment for the securities take place at a later date. Normally the settlement date is within six months of the purchase of municipal bonds and notes. However, the Fund may, from time to time, purchase municipal securities having a settlement date more than six months and possibly as long as two years or more after the trade date. The securities are subject to change in value from market fluctuation during the settlement period. The value at delivery may be less than the purchase price. For example, changes in interest rates in a direction other than that expected by the Manager before settlement will affect the value of such securities and may cause loss to the Fund. No income begins to accrue to the Fund on a when-issued security until the Fund receives the security at settlement of the trade.

      The Fund will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When the Fund engages in when-issued or delayed-delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Its failure to do so may cause the Fund to lose the opportunity to obtain the security at a price and yield it considers advantageous.

      When the Fund engages in when-issued and delayed-delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and policies or for delivery pursuant to options contracts it has entered into, and not for the purposes of investment leverage. Although the Fund will enter into when-issued or delayed-delivery purchase transactions to acquire securities, the Fund may dispose of a commitment prior to settlement. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss.

      At the time the Fund makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction on its books and reflects the value of the security purchased. In a sale transaction, it records the proceeds to be received, in determining its net asset value. The Fund will identify on its books cash, U.S. government securities or other high grade debt obligations at least equal to the value of purchase commitments until the Fund pays for the investment.

      When-issued transactions and forward commitments can be used by the Fund as a defensive technique to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, to obtain the benefit of currently higher cash yields.

      |X| Zero-Coupon Securities. The Fund may buy zero-coupon and delayed interest municipal securities. Zero-coupon securities do not make periodic interest payments and are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. This discount depends on the time remaining until maturity, as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer. In the absence of threats to the issuer's credit quality, the discount typically decreases as the maturity date approaches. Some zero-coupon securities are convertible, in that they are zero-coupon securities until a predetermined date, at which time they convert to a security with a specified coupon rate.

      Because zero-coupon securities pay no interest and compound semi-annually at the rate fixed at the time of their issuance, their value is generally more volatile than the value of other debt securities. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

      The Fund's investment in zero-coupon securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the zero-coupon investment. To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

      |X| Puts and Standby Commitments. When the Fund buys a municipal security subject to a standby commitment to repurchase the security, the Fund is entitled to same-day settlement from the purchaser. The Fund receives an exercise price equal to the amortized cost of the underlying security plus any accrued interest at the time of exercise. A put purchased in conjunction with a municipal security enables the Fund to sell the underlying security within a specified period of time at a fixed exercise price.

      The Fund might purchase a standby commitment or put separately in cash or it might acquire the security subject to the standby commitment or put (at a price that reflects that additional feature). The Fund will enter into these transactions only with banks and securities dealers that, in the Manager's opinion, present minimal credit risks. The Fund's ability to exercise a put or standby commitment will depend on the ability of the bank or dealer to pay for the securities if the put or standby commitment is exercised. If the bank or dealer should default on its obligation, the Fund might not be able to recover all or a portion of any loss sustained from having to sell the security elsewhere.

      Puts and standby commitments are not transferable by the Fund. They terminate if the Fund sells the underlying security to a third party. The Fund intends to enter into these arrangements to facilitate portfolio liquidity, although such arrangements might enable the Fund to sell a security at a pre-arranged price that may be higher than the prevailing market price at the time the put or standby commitment is exercised. However, the Fund might refrain from exercising a put or standby commitment if the exercise price is significantly higher than the prevailing market price, to avoid imposing a loss on the seller that could jeopardize the Fund's business relationships with the seller.

      A put or standby commitment increases the cost of the security and reduces the yield otherwise available from the security. Any consideration paid by the Fund for the put or standby commitment will be reflected on the Fund's books as unrealized depreciation while the put or standby commitment is held, and a realized gain or loss when the put or commitment is exercised or expires. Interest income received by the Fund from municipal securities subject to puts or stand-by commitments may not qualify as tax exempt in its hands if the terms of the put or stand-by commitment cause the Fund not to be treated as the tax owner of the underlying municipal securities.

      |X| Repurchase Agreements. The Fund may acquire securities subject to repurchase agreements. It may do so for liquidity purposes to meet anticipated redemptions of Fund shares, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of portfolio securities transactions.

       In a repurchase transaction, the Fund acquires a security from, and simultaneously resells it to an approved vendor for delivery on an agreed upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved vendors include U.S. commercial banks, U.S. branches of foreign banks or broker-dealers that have been designated a primary dealer in government securities, which meet the credit requirements set by the Fund's Board of Trustees from time to time.

      The majority of these transactions run from day to day. Delivery pursuant to resale typically will occur within one to five days of the purchase. Repurchase agreements having a maturity beyond seven days are subject to the Fund's limits on holding illiquid investments. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements of seven days or less.

      Repurchase agreements, considered "loans" under the Investment Company Act, are collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the collateral's value must equal or exceed the repurchase price to fully collateralize the repayment obligation. Additionally, the Manager will impose creditworthiness requirements to confirm that the vendor is financially sound and will continuously monitor the collateral's value. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.

      |X| Illiquid Securities. The Fund has percentage limitations that apply to purchases of illiquid securities, as stated in the Prospectus. As a matter of fundamental policy, the Fund cannot purchase any securities that are subject to restrictions on resale.

      |X| Loans of Portfolio Securities. To attempt to raise income or raise cash for liquidity purposes, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions. These loans are limited to not more than 25% of the value of the Fund's total assets. There are risks in connection with securities lending. The Fund might experience a delay in receiving additional collateral to secure a loan, or a delay in recovery of the loaned securities. The Fund presently does not intend to lend securities, but if it does, the value of loaned securities is not expected to exceed 5% of the value of the Fund's total assets. Income from securities loans does not constitute exempt-interest income for the purpose of paying tax-exempt dividends.
      The Fund must receive collateral for a loan. Under current applicable regulatory requirements (which are subject to change), on each business day the loan collateral must be at least equal to the value of the loaned securities. It must consist of cash, bank letters of credit, securities of the U.S. government or its agencies or instrumentalities, or other cash equivalents in which the Fund is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. The terms of the letter of credit and the issuing bank both must be satisfactory to the Fund.

      When it lends securities, the Fund receives amounts equal to the dividends or interest on the loaned securities. It also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, and (c) interest on short-term debt securities purchased with the loan collateral. Either type of interest may be shared with the borrower. The Fund may pay reasonable finder's, administrative or other fees in connection with these loans. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

      |X| Hedging. The Fund can use hedging to attempt to protect against declines in the market value of its portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities that have appreciated, or to facilitate selling securities for investment reasons. To do so the Fund could: o sell interest rate futures or municipal bond index futures, o buy puts on such futures or securities, or
         |_|write  covered  calls  on  securities,   interest  rate  futures  or
            municipal bond index futures. Covered calls can also be written on debt securities to attempt to increase the Fund's income, but that income would not be tax-exempt. Therefore it is unlikely that the Fund would write covered calls for that purpose.

      The Fund can also use hedging to establish a position in the debt securities market as a temporary substitute for purchasing individual debt securities. In that case the Fund would normally seek to purchase the securities, and then terminate that hedging position. For this type of hedging, the Fund could:
         |_|      buy interest rate futures or municipal  bond index  futures,
            or
         |_|      buy calls on such futures or on securities.

      The Fund is not obligated to use hedging instruments, even though it is permitted to use them in the Manager's discretion, as described below. The Fund's strategy of hedging with futures and options on futures will be incidental to the Fund's investment activities in the underlying cash market. The particular hedging instruments the Fund can use are described below. The Fund may employ new hedging instruments and strategies when they are developed, if those investment methods are consistent with the Fund's investment objective and are permissible under applicable regulations governing the Fund.

            |_| Futures. The Fund can buy and sell futures contracts relating to interest rates (these are called "interest rate futures") and broadly-based municipal bond indices (these are referred to as "municipal bond index futures"). As a fundamental policy, these are the only futures contracts the Fund can buy and sell.
      An interest rate future obligates the seller to deliver (and the purchaser to take) cash or a specific type of debt security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the futures position.

      A "municipal bond index" assigns relative values to the municipal bonds in the index, and is used as the basis for trading long-term municipal bond futures contracts. Municipal bond index futures are similar to interest rate futures except that settlement is made only in cash. The obligation under the contract may also be satisfied by entering into an offsetting contract. The strategies which the Fund employs in using municipal bond index futures are similar to those with regard to interest rate futures.

      No money is paid or received by the Fund on the purchase or sale of a future. Upon entering into a futures transaction, the Fund will be required to deposit an initial margin payment in cash or U.S. government securities with the futures commission merchant (the "futures broker"). Initial margin payments will be deposited with the Fund's Custodian in an account registered in the futures broker's name. However, the futures broker can gain access to that account only under certain specified conditions. As the future is marked to market (that is, its value on the Fund's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker daily.

      At any time prior to the expiration of the future, the fund may elect to close out its position by taking an opposite position at which time a final determination of variation margin is made and additional cash is required to be paid by or released to the Fund. Any gain or loss is then realized by the Fund on the future for tax purposes. Although interest rate futures by their terms call for settlement by the delivery of debt securities, in most cases the obligation is fulfilled without such delivery by entering into an offsetting transaction. All futures transactions are effected through a clearing house associated with the exchange on which the contracts are traded.

      The Fund may concurrently buy and sell futures contracts in a strategy anticipating that the future the Fund purchased will perform better than the future the Fund sold. For example, the Fund might buy municipal bond futures and concurrently sell U.S. Treasury Bond futures (a type of interest rate future). The Fund would benefit if municipal bonds outperform U.S. Treasury Bonds on a duration-adjusted basis.

      Duration is a volatility measure that refers to the expected percentage change in the value of a bond resulting from a change in general interest rates (measured by each 1% change in the rates on U.S. Treasury securities). For example, if a bond has an effective duration of three years, a 1% increase in general interest rates would be expected to cause the value of the bond to decline about 3%. There are risks that this type of futures strategy will not be successful. U.S. Treasury bonds might perform better on a duration-adjusted basis than municipal bonds, and the assumptions about duration that were used might be incorrect (in this case, the duration of municipal bonds relative to U.S. Treasury Bonds might have been greater than anticipated).

            |_| Put and Call Options. The Fund can buy and sell certain kinds of put options (puts) and call options (calls). These strategies are described below.

                  |_| Writing Covered Call Options. The Fund can write (that is, sell) call options. The Fund's call writing is subject to a number of restrictions:
(1) After the Fund writes a call, not more than 25% of the Fund's total assets may be subject to calls.
(2) Calls the Fund sells must be listed on a securities or commodities exchange or quoted on NASDAQ, the automated quotation system of The Nasdaq Stock Market, Inc. or traded in the over-the-counter market.
(3) Each call the Fund writes must be "covered" while it is outstanding. That means the Fund must own the investment on which the call was written.
(4) The Fund may write calls on futures contracts that it owns, but these calls must be covered by securities or other liquid assets that the Fund owns and segregates to enable it to satisfy its obligations if the call is exercised.

      When the Fund writes a call on a security, it receives cash (a premium). The Fund agrees to sell the underlying investment to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine months. The exercise price may differ from the market price of the underlying security. The Fund has retained the risk of loss that the price of the underlying security may decline during the call period. That risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium and the investment.

      When the Fund writes a call or an index, it receives cash (a premium). If the buyer of the call exercises it, the Fund will settle the transaction by paying an amount of cash equal to the difference between the closing price of the call and the exercise price, multiplied by a specified multiple that determines the total value of the call for each point of difference. If the value of the underlying investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium.

      The Fund's Custodian, or a securities depository acting for the Custodian, will act as the Fund's escrow agent through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written calls traded on exchanges, or as to other acceptable escrow securities. In that way, no margin will be required for such transactions. OCC will release the securities on the expiration of the calls or upon the Fund's entering into a closing purchase transaction.

      When the Fund writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U.S. government securities dealer which will establish a formula price at which the Fund will have the absolute right to repurchase that OTC option. The formula price would generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the option is "in-the-money"). When the Fund writes an OTC option, it will treat as illiquid (for purposes of its restriction on illiquid securities) the mark-to-market value of any OTC option held by it, unless the option is subject to a buy-back agreement by the executing broker. The Securities and Exchange Commission is evaluating whether OTC options should be considered liquid securities. The procedure described above could be affected by the outcome of that evaluation.

      To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." The Fund will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote was more or less than the price of the call the Fund purchased to close out the transaction. A profit may also be realized if the call lapses unexercised, because the Fund retains the underlying investment and the premium received. Any such profits are considered short-term capital gains for Federal tax purposes, as are premiums on lapsed calls. When distributed by the Fund they are taxable as ordinary income.

      The Fund may also write calls on futures contracts without owning the futures contract or securities deliverable under the contract. To do so, at the time the call is written, the Fund must cover the call by segregating in escrow an equivalent dollar value of liquid assets. The Fund will segregate additional liquid assets if the value of the escrowed assets drops below 100% of the current value of the future. Because of this escrow requirement, in no circumstances would the Fund's receipt of an exercise notice as to that future put the Fund in a "short" futures position.

                  |_| Purchasing Calls and Puts. The Fund may buy calls only on securities, broadly-based municipal bond indices, municipal bond index futures and interest rate futures. It may also buy calls to close out a call it has written, as discussed above. Calls the Fund buys must be listed on a securities or commodities exchange, or quoted on NASDAQ, or traded in the over-the-counter market. A call or put option may not be purchased if the purchase would cause the value of all the Fund's put and call options to exceed 5% of its total assets.

      When the Fund purchases a call (other than in a closing purchase transaction), it pays a premium. For calls on securities that the Fund buys, it has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. The Fund benefits only if (1) the call is sold at a profit or (2) the call is exercised when the market price of the underlying investment is above the sum of the exercise price plus the transaction costs and premium paid for the call. If the call is not either exercised or sold (whether or not at a profit), it will become worthless at its expiration date. In that case the Fund will lose its premium payment and the right to purchase the underlying investment.

      The Fund may buy only those puts that relate to securities that the Fund owns, broadly-based municipal bond indices, municipal bond index futures or interest rate futures (whether or not the Fund owns the futures). The Fund may not sell puts other than puts it has previously purchased.

      When the Fund purchases a put, it pays a premium. The Fund then has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Puts on municipal bond indices are settled in cash. Buying a put on a debt security, interest rate future or municipal bond index future the Fund owns enables it to protect itself during the put period against a decline in the value of the underlying investment below the exercise price. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date. In that case the Fund will lose its premium payment and the right to sell the underlying investment. A put may be sold prior to expiration (whether or not at a profit).

            |_| Risks of Hedging with Options and Futures. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's returns.

      The Fund's option activities could affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund might cause the Fund to sell related portfolio securities, thus increasing its turnover rate. The exercise by the Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover. Although the decision whether to exercise a put it holds is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put.

      The Fund could pay a brokerage commission each time it buys a call or put, sells a call, or buys or sells an underlying investment in connection with the exercise of a call or put. Such commissions might be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investment.

      If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price. It will not be able to realize any profit if the investment has increased in value above the call price.

      There is a risk in using short hedging by selling interest rate futures and municipal bond index futures or purchasing puts on municipal bond indices or futures to attempt to protect against declines in the value of the Fund's securities. The risk is that the prices of such futures or the applicable index will correlate imperfectly with the behavior of the cash (that is, market) prices of the Fund's securities. It is possible for example, that while the Fund has used hedging instruments in a short hedge, the market might advance and the value of debt securities held in the Fund's portfolio might decline. If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in value of its debt securities. However, while this could occur over a brief period or to a very small degree, over time the value of a diversified portfolio of debt securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

      The risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of debt securities being hedged and movements in the price of the hedging instruments, the Fund might use hedging instruments in a greater dollar amount than the dollar amount of debt securities being hedged. It might do so if the historical volatility of the prices of the debt securities being hedged is greater than the historical volatility of the applicable index.

      The ordinary spreads between prices in the cash and futures markets are subject to distortions due to differences in the natures of those markets. All participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. From the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions.

      The Fund may use hedging instruments to establish a position in the municipal securities markets as a temporary substitute for the purchase of individual securities (long hedging). It is possible that the market might decline. If the Fund then concludes not to invest in such securities because of concerns that there might be further market decline or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the purchase price of the securities.

      An option position may be closed out only on a market that provides secondary trading for options of the same series. There is no assurance that a liquid secondary market will exist for a particular option. If the Fund could not effect a closing purchase transaction due to a lack of a market, it would have to hold the callable investment until the call lapsed or was exercised, and could experience losses.

            |_| Interest Rate Swap Transactions. In an interest rate swap, the Fund and another party exchange their right to receive or their obligation to pay interest on a security. For example, they might swap a right to receive floating rate payments for fixed rate payments. The Fund can enter into swaps only on securities it owns. The Fund may not enter into swaps with respect to more than 25% of its total assets. Also, the Fund will segregate liquid assets (such as cash or U.S. government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed. Income from interest rate swaps may be taxable.

      Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will have been greater than those received by it. Credit risk arises from the possibility that the counterparty will default. If the counterparty to an interest rate swap defaults, the Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received. The Manager will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis.

      The Fund can enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between the Fund and that counterparty under the master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable under one or more swap transactions, the net amount payable on that date shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty can terminate the swaps with that party. Under master netting agreements, if there is a default resulting in a loss to one party, that party's damages are calculated by reference to the average cost of a replacement swap with respect to each swap. The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

            |_| Regulatory Aspects of Hedging Instruments. When using futures and options on futures, the Fund is required to operate within certain guidelines and restrictions established by the Commodity Futures Trading Commission (the "CFTC"). In particular, the Fund is exempted from registration with the CFTC as a "commodity pool operator" if the Fund complies with the requirements of Rule 4.5 adopted by the CFTC. That Rule does not limit the percentage of the Fund's assets that may be used for futures margin and related options premiums for a bona fide hedging position. However, under the Rule the Fund must limit its aggregate initial futures margin and related options premiums to no more than 5% of the Fund's net assets for hedging strategies that are not considered bona fide hedging strategies under the Rule. Under the Rule, the Fund also must use short futures and options on futures positions solely for bona fide hedging purposes within the meaning and intent of the applicable provisions of the Commodity Exchange Act.

      Transactions in options by the Fund are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were written or purchased on the same or different exchanges, or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options that the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same adviser as the Fund (or an adviser that is an affiliate of the Fund's adviser). The exchanges also impose position limits on futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

      Under the Investment Company Act, when the Fund purchases an interest rate future or municipal bond index future, it must maintain cash or readily marketable short-term debt instruments in an amount equal to the market value of the investments underlying the future, less the margin deposit applicable to it.

      |X|   Temporary  Defensive  Investments.  The  securities  the  Fund can invest in for temporary defensive purposes include the following:
         |_|      short-term municipal securities;
         |_|      obligations  issued or guaranteed by the U.S.  government or its agencies or instrumentalities;
         |_| corporate debt  securities  rated within the three highest grades by a nationally recognized rating agency;
         |_|commercial  paper  rated  "A-1" by  Standard  & Poor's,  or having a comparable  rating by another  nationally-recognized  rating agency;
            and
         |_|certificates  of deposit of domestic banks with assets of $1 billion or more.

      |X| Taxable Investments. While the Fund can invest up to 20% of its total assets in investments that generate income subject to income taxes, it does not anticipate investing substantial amounts of its assets in taxable investments under normal market conditions or as part of its normal trading strategies and policies. To the extent it invests in taxable securities, the Fund would not be able to meet its objective of providing tax exempt income to its shareholders. Taxable investments include, for example, hedging instruments, repurchase agreements, and some of the types of securities it would buy for temporary defensive purposes.

Investment Restrictions

      |X| What Are "Fundamental Policies?" Fundamental policies are those policies that the Fund has adopted to govern its investments that can be changed only by the vote of a "majority" of the Fund's outstanding voting securities. Under the Investment Company Act, such a "majority" vote is defined as the vote of the holders of the lesser of:
      |_| 67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or |_| more than 50% of the outstanding shares.

      The Fund's investment objective is a fundamental policy. Other policies described in the Prospectus or this Statement of Additional Information are "fundamental" only if they are identified as such. The Fund's Board of Trustees can change non-fundamental policies without shareholder approval. However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this Statement of Additional Information, as appropriate. The Fund's most significant investment policies are described in the Prospectus.

      [_]  Does  the  Fund  Have  Additional   Fundamental  Policies?   The
following investment restrictions are fundamental policies of the Fund:

      |_| The Fund cannot invest in securities or other investments other than municipal securities, the temporary investments described in its Prospectus, repurchase agreements, covered calls, private activity municipal securities and hedging instruments described in "About the Fund" in the Prospectus or this Statement of Additional Information.

      |_| The Fund cannot make loans. However, the Fund can enter into repurchase agreements and purchase debt securities in accordance with the Fund's other investment policies and restrictions. The Fund may also lend its portfolio securities as described in "Loans of Portfolio Securities."

      |_| The Fund cannot borrow money in excess of 10% of the value of its total assets. It cannot buy any additional investments when borrowings exceed 5% of the value of its total assets. The Fund may borrow only as a temporary measure for extraordinary or emergency purposes.

      |_| The Fund cannot pledge, mortgage or otherwise encumber, transfer or assign any of its assets to secure a debt. However, the use of collateral arrangements for premium and margin payments in connection with hedging instruments is permitted.

      |_| With respect to 75% of its assets, the Fund cannot purchase securities issued or guaranteed by any one issuer (other than the U.S. government or its agencies or instrumentalities), if more than 5% of the Fund's total assets would be invested in securities of that issuer or the Fund would then own more than 10% of that issuer's voting securities.
      |_| The Fund cannot invest 25% or more of its total assets in any industry. However, municipal securities and U.S. government obligations are not considered to be part of any single industry.

      |_| The Fund cannot invest in real estate. The Fund can invest in municipal securities or other permitted securities that are secured by real estate or interests in real estate.

      |_| The Fund cannot purchase securities other than hedging instruments on margin. However, the Fund may obtain such short-term credits that may be necessary for the clearance of purchases and sales of securities.

      |_|  The Fund cannot sell securities short.

      |_| The Fund cannot underwrite securities or invest in securities that are subject to restrictions on resale.

      |_| The Fund cannot invest in or hold securities of any issuer if officers and Trustees of the Fund or the Manager individually beneficially own more than 1/2 of 1% of the securities of that issuer and together own more than 5% of the securities of that issuer.

      |_| The Fund cannot invest in securities of any other open-end investment company, except in connection with a merger, consolidation, reorganization or acquisition of assets.

      |_| The Fund cannot buy or sell futures contracts other than interest rate futures and municipal bond index futures.

      |_| The Fund cannot issue "senior securities," but this does not prohibit certain investment activities for which assets of the Fund are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions and contracts to buy or sell derivatives, hedging instruments, options or futures.

      Unless the Prospectus or Statement of Additional Information states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment. In that case the Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund.

Diversification. The Fund intends to be "diversified" as defined in the Investment Company Act and to satisfy the restrictions against investing too much of its assets in any "issuer" as set forth in the restrictions above. In implementing this policy, the identification of the issuer of a municipal security depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating it and the security is backed only by the assets and revenues of the subdivision, agency, authority or instrumentality, the latter would be deemed to be the sole issuer. Similarly, if an industrial development bond is backed only by the assets and revenues of the non-governmental user, then that user would be deemed to be the sole issuer. However, if in either case the creating government or some other entity guarantees a security, the guarantee would be considered a separate security and would be treated as an issue of that government or other entity.

      In implementing the Fund's policy not to concentrate its investments, the Manager will consider a non-governmental user of facilities financed by industrial development bonds as being in a particular industry. That is done even though the bonds are municipal securities, as to which the Fund has no concentration limitation. Although this application of the concentration restriction is not a fundamental policy of the Fund, it will not be changed without shareholder approval.


How the Fund Is Managed

Organization and History. The Fund is an open-end, diversified management investment company with an unlimited number of authorized shares of beneficial interest. The Fund was organized as a Massachusetts business trust in 1984.

      The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager. Although the Fund will not normally hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Fund's Declaration of Trust.

      |X| Classes of Shares. The Board of Trustees has the power, without shareholder approval, to divide unissued shares of the Fund into two or more classes. The Board has done so, and the Fund currently has three classes of shares, Class A, Class B and Class C. All classes invest in the same investment portfolio. Shares are freely transferable. Each share has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to the vote of shareholders. Each class of shares:
o      has its own dividends and distributions,
o      pays certain expenses which may be different for the different classes,
o      may have a different net asset value,
o      may have  separate  voting  rights on matters in which the  interests of one class are different from the interests of another  class,  and o votes as a class on matters that affect that class alone.

      |X| Meetings of Shareholders. As a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders. The Fund will hold meetings when required to do so by the Investment Company Act or other applicable law. It will also do so when a shareholder meeting is called by the Trustees or upon proper request of the shareholders.

      Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Fund, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. If the Trustees receive a request from at least 10 shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense. The shareholders making the request must have been shareholders for at least six months and must hold shares of the Fund valued at $25,000 or more or constituting at least 1% of the Fund's outstanding shares, whichever is less. The Trustees may also take other action as permitted by the Investment Company Act.

      |X| Shareholder and Trustee Liability. The Fund's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations. It also provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for its obligations. The Declaration of Trust also states that upon request, the Fund shall assume the defense of any claim made against a shareholder for any act or obligation of the Fund and shall satisfy any judgment on that claim. Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances. However, the risk that a Fund shareholder will incur financial loss from being held liable as a "partner" of the Fund is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations.

      The Fund's contractual arrangements state that any person doing business with the Fund (and each shareholder of the Fund) agrees under its Declaration of Trust to look solely to the assets of the Fund for satisfaction of any claim or demand that may arise out of any dealings with the Fund. The contracts further state that the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Trustees and Officers of the Fund. The Fund's Trustees and officers and their principal occupations and business affiliations and occupations during the past five years are listed below. Trustees denoted with an asterisk (*) below are deemed to be "interested persons" of the Fund under the Investment Company Act. All of the Trustees are trustees or directors of the following New York-based Oppenheimer funds:1


Oppenheimer California Municipal Fund   Oppenheimer  International Small Company
                                          Fund
Oppenheimer Capital Appreciation Fund     Oppenheimer Large Cap Growth Fund
Oppenheimer Developing Markets Fund       Oppenheimer Money Market Fund, Inc.
Oppenheimer Discovery Fund                Oppenheimer Multiple Strategies Fund
Oppenheimer Enterprise Fund               Oppenheimer Multi-Sector Income Trust
Oppenheimer Europe Fund                  Oppenheimer Multi-State Municipal Trust
Oppenheimer Global Fund                   Oppenheimer Municipal Bond Fund
Oppenheimer Global Growth & Income Fund   Oppenheimer New York Municipal Fund
Oppenheimer Gold & Special Minerals Fund  Oppenheimer Series Fund, Inc.
Oppenheimer Growth Fund                   Oppenheimer U.S. Government Trust
Oppenheimer International Growth Fund     Oppenheimer World Bond Fund
      Ms. Macaskill and Messrs. Spiro, Donohue, Wixted, Zack, Bishop and Farrar respectively hold the same offices with the other New York-based Oppenheimer funds as with the Fund. As of January 4, 1998, the Trustees and officers of the Fund as a group owned of record or beneficially 3.1% of Class A shares and less than 1% of Class B and Class C shares of the Fund. The foregoing statement does not reflect ownership of shares of the Fund held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under the plan by the officers of the Fund listed above. Ms. Macaskill and Mr. Donohue are trustees of that plan.

1 Ms. Macaskill and Mr. Griffiths are not Directors of Oppenheimer Money Market Fund, Inc. Mr. Griffiths is not a a Trustee of Oppenheimer Discovery Fund.

Leon Levy, Chairman of the Board of Trustees; Age: 73.
280 Park Avenue, New York, NY 10017
General Partner of Odyssey  Partners,  L.P.  (investment  partnership)  (since
1982) and Chairman of Avatar Holdings, Inc. (real estate development).

Robert G. Galli, Trustee; Age: 65.
19750 Beach Road, Jupiter Island, FL 33469

A Trustee or Director of other Oppenheimer funds. Formerly he held the following positions: Vice Chairman of the Manager, OppenheimerFunds, Inc. (October 1995 - December 1997); Executive Vice President of the Manager (December 1977 - October
1995); Executive Vice President and a director (April 1986 - October 1995) of HarbourView Asset Management Corporation, an investment advisor subsidiary of the Manager.

Phillip A. Griffiths, Trustee; Age 61
97 Olden Lane, Princeton, N. J. 08540
The Director of the Institute for Advanced Study, Princeton, N.J. (since 1991) and a member of the National Academy of Sciences (since 1979); formerly a director of Bankers Trust Corporation (1994 through June, 1999), Provost and Professor of Mathematics at Duke University (1983 - 1991), a director of Research Triangle Institute, Raleigh, N.C. (1983 - 1991), and a Professor of Mathematics at Harvard University (1972 - 1983).


Benjamin Lipstein, Trustee; Age: 75.
591 Breezy Hill Road, Hillsdale, N.Y. 12529
Professor   Emeritus  of  Marketing,   Stern   Graduate   School  of  Business
Administration, New York University.

Bridget A. Macaskill*, President and Trustee; Age: 50.
President (since June 1991), Chief Executive Officer (since September 1995) and a Director (since December 1994) of the Manager; President and director (since June 1991) of HarbourView; Chairman and a director of SSI (since August 1994), and SFSI (September 1995); President (since September 1995) and a director
(since October 1990) of OAC; President (since September 1995) and a director (since November 1989) of Oppenheimer Partnership Holdings, Inc., a holding company subsidiary of the Manager; a director of Oppenheimer Real Asset Management, Inc. (since July 1996); President and a director (since October
1997) of OppenheimerFunds International Ltd., an offshore fund manager subsidiary of the Manager ("OFIL"); Chairman, President and a director of Oppenheimer Millennium Funds plc (since October 1997); President and a director or trustee of other Oppenheimer funds; Member, Board of Governors, NASD, Inc.; and a director of Hillsdown Holdings plc (a U.K. food company); formerly a director of NASDAQ Stock Market, Inc.
Elizabeth B. Moynihan, Trustee; Age: 69.
801 Pennsylvania Avenue, N.W., Washington, D.C. 20004
Author and architectural historian; a trustee of the Freer Gallery of Art (Smithsonian Institute), Executive Committee of Board of Trustees of the National Building Museum; a member of the Trustees Council, Preservation League of New York State.

Kenneth A. Randall, Trustee; Age: 71.
6 Whittaker's Mill, Williamsburg, Virginia 23185
A director of Dominion Resources, Inc. (electric utility holding company), Dominion Energy, Inc. (electric power and oil & gas producer), and Prime Retail, Inc. (real estate investment trust); formerly President and Chief Executive Officer of The Conference Board, Inc. (international economic and business research) and a director of Lumbermens Mutual Casualty Company, American Motorists Insurance Company and American Manufacturers Mutual Insurance Company.

Edward V. Regan, Trustee; Age: 68.
40 Park Avenue, New York, New York 10016
Chairman of Municipal Assistance Corporation for the City of New York; Senior Fellow of Jerome Levy Economics Institute, Bard College; a director of RBAsset (real estate manager); a director of OffitBank; Trustee, Financial Accounting Foundation (FASB and GASB); formerly New York State Comptroller and trustee, New York State and Local Retirement Fund.

Russell S. Reynolds, Jr., Trustee; Age: 66.
8 Sound Shore Drive, Greenwich, Connecticut 06830
Retired Founder Chairman of Russell Reynolds Associates, Inc. (executive recruiting); Chairman of Directorship Inc. (corporate governance consulting); a director of Professional Staff Limited (U.K); a trustee of Mystic Seaport Museum, International House, and Greenwich Historical Society.

Donald W. Spiro*, Vice Chairman and Trustee; Age: 72.
Chairman Emeritus (since August 1991) and a director (since January 1969) of the Manager; formerly Chairman of the Manager and the Distributor.

Pauline Trigere, Trustee; Age: 86.
498 Seventh Avenue, New York, New York 10018
Chairman and Chief Executive Officer of P.T. Concept (design and sale of women's fashions).

Clayton K. Yeutter, Trustee; Age: 67.
10475 E. Laurel Lane, Scottsdale, Arizona 85259
Of Counsel, Hogan & Hartson (a law firm); a director of Zurich Financial Services (financial services), Caterpillar, Inc. (machinery), ConAgra, Inc. (food and agricultural products), Farmers Insurance Company (insurance), FMC Corp. (chemicals and machinery) and Texas Instruments, Inc. (electronics); formerly (in descending chronological order), Counselor to the President
(Bush) for Domestic Policy, Chairman of the Republican National Committee, Secretary of the U.S. Department of Agriculture, U.S. Trade Representative; formerly a director of B.A.T. Industries, Ltd. (tobacco and financial
services),   IMC  Global   (fertilizer)  and  Lindsay  Mfg.  Co.   (irrigation
equipment).
Robert E. Patterson, Vice President and Portfolio Manager; Age: 55
Senior Vice President of the Manager (since February 1993); and officer of ther Oppenheimer funds.

Andrew J. Donohue, Secretary; Age: 48.
Executive Vice President  (since January 1993),  General  Counsel (since October
1991) and a Director (since September 1995) of the Manager; Executive Vice President and General Counsel (since September 1993), and a director (since January 1992) of the Distributor; Executive Vice President, General Counsel and a director of HarbourView, SSI, SFSI and Oppenheimer Partnership Holdings, Inc. (since September 1995); President and a director of Centennial (since September
1995); President, General Counsel and a director of Oppenheimer Real Asset Management, Inc. (since July 1996); General Counsel (since May 1996) and Secretary (since April 1997) of OAC; Vice President and a director of OFIL and Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.

Brian W. Wixted, Treasurer; Age: 39.
6803 South Tucson Way, Englewood, Colorado 80112
Senior Vice President and Treasurer (since April 1999) of the Manager; formerly Principal and Chief Operating Officer, Bankers Trust Company Mutual Fund Services Division (1995-1999); Vice President and Chief Financial Officer of CS First Boston Investment Management Corp. (1991-1995); and Vice President and Accounting Manager, Merrill Lynch Asset Management (1987-1991).

Robert J. Bishop, Assistant Treasurer; Age: 40.
6803 South Tucson Way, Englewood,  Colorado 80112
Vice President of the Manager/Mutual Fund Accounting (since May 1996); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994-May 1996), and a Fund
Controller for the Manager.

Scott T. Farrar, Assistant Treasurer; Age: 33.
6803 South Tucson Way, Englewood,  Colorado 80112
Vice President of the Manager/Mutual Fund Accounting (since May 1996); Assistant Treasurer of Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer Funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994-May 1996), and a Fund Controller for the Manager.

Robert G. Zack, Assistant Secretary; Age: 50.
Senior Vice President (since May 1985) and Associate  General Counsel (since May
1981) of the  Manager,  Assistant  Secretary  of SSI (since May 1985),  and SFSI
(since November 1989); Assistant Secretary (since October 1997) of Oppenheimer Millennium Funds plc and OFIL; an officer of other Oppenheimer funds.

      |X| Remuneration of Trustees. The officers of the Fund and certain Trustees of the Fund (Ms. Macaskill and Mr. Spiro) who are affiliated with the Manager receive no salary or fee from the Fund. The remaining Trustees of the Fund received the compensation shown below. The compensation from the Fund was paid during its fiscal year ended September 30, 1998. The compensation from all of the New York-based Oppenheimer funds (including the Fund) was received as a director, trustee or member of a committee of the boards of those funds during the calendar year 1998.

--------------------------------------------------------------------------------
                                                             Total
                                            Retirement       Compensation
                                            Benefits         from all
                         Aggregate          Accrued as Part  New York based
Trustee's Name           Compensation       of Fund          Oppenheimer
and Other Positions      from Fund1         Expenses         Funds (21 Funds)2
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Leon Levy                     $26,482           $12,926           $162,600
Chairman
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Robert G. Galli3              $ 4,573             none            $113,383
Study Committee Member
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Benjamin Lipstein
Study Committee
Chairman,                     $30,200           $18,482           $140,550
Audit Committee Member
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Elizabeth B. Moynihan
Study Committee               $ 8,254             none            $ 99,000
Member
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Kenneth A. Randall            $16,173           $ 8,603           $ 90,800
Audit Committee Member
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Edward V. Regan
Proxy Committee
Chairman, Audit               $ 7,486             none            $ 89,800
Committee Member
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Russell S. Reynolds, Jr.
Proxy Committee               $ 7,942           $ 2,340           $ 67,200
Member
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Pauline Trigere               $11,166           $ 6,163           $ 60,000
Trustee
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Clayton K. Yeutter
Proxy Committee               $ 5,6024            none            $ 67,200
Member
--------------------------------------------------------------------------------
1. Aggregate compensation includes fees, deferred compensation, in any, and retirement plan benefits accrued for a trustee.
2. For the 1998 calendar year.
3. Aggregate compensation from the Fund reflects fees from 1/1/98 to 9/30/98. Total compensation for the 1998 calendar year includes amounts received for serving as a Trustee or Director of 10 other Oppenheimer funds.
4. Includes $609 deferred under Deferred Compensation Plan described below.

      |X| Retirement Plan for Trustees. The Fund has adopted a retirement plan that provides for payments to retired Trustees. Payments are up to 80% of the average compensation paid during a Trustee's five years of service in which the highest compensation was received. A Trustee must serve as trustee for any of the New York-based Oppenheimer funds for at least 15 years to be eligible for the maximum payment. Each Trustee's retirement benefits will depend on the amount of the Trustee's future compensation and length of service. Therefore the amount of those benefits cannot be determined at this time, nor can we estimate the number of years of credited service that will be used to determine those benefits.

      |X| Deferred Compensation Plan for Trustees. The Board of Trustees has adopted a Deferred Compensation Plan for disinterested trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds.

      Deferral of Trustees' fees under the plan will not materially affect the Fund's assets, liabilities or net income per share. The plan will not obligate the Fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the Securities and Exchange Commission, the Fund may invest in the funds selected by the Trustee under the plan without shareholder approval for the limited purpose of determining the value of the Trustee's deferred fee account.

      |X| Major Shareholders. As of January 4 1998, the only persons who owned of record or who were known by the Fund to own beneficially 5% or more of the Fund's outstanding Class A, Class B or Class C shares were:

      Merrill Lynch Pierce Fenner & Smith Inc. (which advised the Fund that such shares were held beneficially for its customers) 4800 Deer Lake Drive East, Floor 3, Jacksonville, Florida 32246 451,365.388 Class B shares (approximately 5.46% of the Class B shares then outstanding) and 75,542.745 Class C shares (approximately 15.12% of the Class C shares then outstanding)

      Rose N. Nurenberger
      228 Lincoln Avenue, Island Park, NY 11558
      36,890.192 Class C shares (approximately 7.40% of the Class C shares then outstanding)

      NFSC FEBO #ORL-773565
      Gloria Fleckenstein
      145 East 15th Street, New York, New York 10003
      28,194.581 Class C shares (approximately 5.64% of the Class C shares then outstanding)

The Manager. The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company. The Manager and the Fund have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Compliance with the Code of Ethics is carefully monitored and enforced by the Manager.

      The portfolio manager of the Fund is principally responsible for the day-to-day management of the Fund's investment portfolio. Other members of the Manager's fixed-income portfolio department, provide the Fund's portfolio manager with research and support in managing the Fund's portfolio.

      |X| The Investment Advisory Agreement. The Manager provides investment advisory and management services to the Fund under an investment advisory agreement between the Manager and the Fund. The Manager selects securities for the Fund's portfolio and handles its day-to day business. That agreement requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment. It also requires the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective corporate administration for the Fund. Those responsibilities include the compilation and maintenance of records with respect to the Fund's operations, the preparation and filing of specified reports, and the composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

      The Fund pays expenses not expressly assumed by the Manager under the advisory agreement. The investment advisory agreement lists examples of expenses paid by the Fund. The major categories relate to interest, taxes, fees to disinterested Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs, brokerage commissions, and non-recurring expenses, including litigation cost. The management fees paid by the Fund to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the Fund as a whole. The fees are allocated to each class of shares based upon the relative proportion of the Fund's net assets represented by that class. The management fees paid by the Fund to the Manager during its last three fiscal years are listed below.

      --------------------------------------------------------------
        Fiscal Year
         Ended 9/30    Management Fee Paid toOppenheimerFunds, Inc.
      --------------------------------------------------------------
      --------------------------------------------------------------
            1996                        $4,014,768
      --------------------------------------------------------------
      --------------------------------------------------------------
            1997                        $3,912,050
      --------------------------------------------------------------
      --------------------------------------------------------------
            1998                        $3,799,175
      --------------------------------------------------------------

      The investment advisory agreement contains an indemnity of the Manager. In the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard for its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss sustained by reason of any investment of the Fund assets made with due care and in good faith. The agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment adviser or general distributor. If the Manager shall no longer act as investment adviser to the Fund, the Manager may withdraw the Fund's right to use the name "Oppenheimer" as part of its name.

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the investment advisory agreement is to buy and sell portfolio securities for the Fund. The investment advisory agreement allows the Manager to use broker-dealers to effect the Fund's portfolio transactions. Under the agreement, the Manager may employ those broker-dealers (including "affiliated" brokers, as that term is defined in the Investment Company Act) that, the Manager thinks in its best judgment based on all relevant factors, will implement the Fund's policy to obtain, at reasonable expense, the "best execution" of portfolio transactions. "Best execution" refers to prompt and reliable execution at the most favorable price obtainable. The Manager need not seek competitive commission bidding. However, the Manager is expected to minimize the commissions paid to the extent consistent with the interest and policies of the Fund as established by its Board of Trustees.

      Under the investment advisory agreement, the Manager may select brokers that provide brokerage and/or research services for the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would charge, if the Manager makes a good faith determination that the commission is fair and reasonable in relation to the services provided. Subject to those other considerations, as a factor in selecting brokers for the Fund's portfolio transactions, the Manager may also consider sales of shares of the Fund and other investment companies managed by the Manager or its affiliates.

Brokerage Practices Followed by the Manager. The Manager allocates brokerage for the Fund subject to the provisions of the investment advisory agreement and the procedures and rules described above. Generally the Manager's portfolio traders allocate brokerage upon recommendations from the Manager's portfolio managers. In certain instances, portfolio managers may directly place trades and allocate brokerage. In either case, the Manager's executive officers supervise the allocation of brokerage.

      Most securities purchases made by the Fund are in principal transactions at net prices. The Fund usually deals directly with the selling or purchasing principal or market maker without incurring charges for the services of a broker on its behalf unless the Manager determines that a better price or execution may be obtained by using the services of a broker. Therefore, the Fund does not incur substantial brokerage costs. Portfolio securities purchased from underwriters include a commission or concession paid by the issuer to the underwriter in the price of the security. Portfolio securities purchased from dealers include a spread between the bid and asked price.

      The Fund seeks to obtain prompt execution of orders at the most favorable net prices. In an option transaction, the Fund ordinarily uses the same broker for the purchase or sale of the option and any transaction in the investment to which the option relates.

      Other funds advised by the Manager have investment objectives and policies similar to those of the Fund. Those other funds may purchase or sell the same securities as the Fund at the same time as the Fund, which could affect the supply and price of the securities. When possible, the Manager tries to combine concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates. The transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

      The investment advisory agreement permits the Manager to allocate brokerage for research services. The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates. Investment research received by the Manager for the commissions paid by those other accounts may be useful both to the Fund and one or more of the Manager's other accounts. Investment research services may be supplied to the Manager by a third party at the instance of a broker through which trades are placed. Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars.

      The Board permits the Manager to use stated commissions on secondary fixed-income agency trades to obtain research if the broker represents to the Manager that: (i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction. The Board of Trustees permits the Manager to use concessions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions.

      The research services provided by brokers broaden the scope and supplement the research activities of the Manager. That research provides additional views and comparisons for consideration and helps the Manager to obtain market information for the valuation of securities that are either held in the Fund's portfolio or are being considered for purchase. The Manager provides information to the Board of the Fund about the commissions paid to brokers furnishing research services, together with the Manager's representation that the amount of such commissions was reasonably related to the value or benefit of such services.


Distribution and Service Plans

The Distributor. Under its General Distributor's Agreement with the Fund, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund. The Distributor is not obligated to sell a specific number of shares. Expenses normally attributable to sales are borne by the Distributor. They exclude payments under the Distribution and Service Plans but include advertising and the cost of printing and mailing prospectuses (other than those furnished to existing shareholders).

      The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is discussed in the table below:

 ------------------------------------------------------------------------------
          Aggregate     Class A
          Front-End     Front-End    Commissions    Commissions  Commissions
 Fiscal   Sales         Sales        on Class A     on Class B   on Class C
 Year     Charges on    Charges      Shares         Shares       Shares
 Ended    Class A       Retained by  Advanced by    Advanced by  Advanced by
 9/30:    Shares        Distributor  Distributor1   Distributor1 Distributor1
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
   1996    $1,211,472     $253,441      $61,752       $741,328      $18,148
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
   1997     $ 835,127     $161,226      $20,757       $558,605      $35,328
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
   1998     $ 685,776     $133,537      $24,640       $424,646      $22,130
 ------------------------------------------------------------------------------
1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.


--------------------------------------------------------------------------------
                     Class A Contingent  Class B Contingent  Class C Contingent
                     Deferred Sales      Deferred Sales      Deferred Sales
Fiscal Year          Charges Retained by Charges Retained by Charges Retained by
Ended 9/30:          Distributor         Distributor         Distributor
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
1998                 $105,000                 $261,984            $10,595
--------------------------------------------------------------------------------

Distribution and Service Plans. The Fund has adopted a Service Plan for its Class A shares and Distribution and Service Plans for its Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans, the Fund makes payments to the Distributor in connection with the distribution and/or servicing of the shares of the particular class.

      Each plan has been approved by a vote of the Board of Trustees of the Fund, including a majority of the Independent Trustees2, cast in person at a meeting called for the purpose of voting on that plan. Each plan has also been approved by a vote of the holders of a "majority" (as defined in the Investment Company Act) of the shares of each class.

2 In accordance with Rule 12b-1 of the Investment Company Act, the term "Independent Trustees" in this Statement of Additional Information refers to those Trustees who are not "interested persons" of the Fund and who do not have any direct or indirect financial interest in the operation of the distribution plan or any agreement under the plan.

      Under the plans the Manager and the Distributor, in their sole discretion, from time to time may use their own resources (at no direct cost to the Fund) to make payments to brokers, dealers or other financial institutions for distribution and administrative services they perform. The Manager may use profits from the advisory fee it receives from the Fund. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of payments they make to plan recipients from their own resources.

      Unless a plan is terminated as described below, the plan continues in effect from year to year, but only if the Fund's Board of Trustees and its Independent Trustees specifically vote annually to approve its continuance. Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the plan. A plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class.

      The Board and the Independent Trustees must approve all material amendments to a plan. An amendment to increase materially the amount of payments to be made under the plan must be approved by shareholders of the class affected by the amendment. Because Class B shares automatically convert into Class A shares after six years, the Fund must obtain the approval of both Class A and Class B shareholders for an amendment to the Class A plan that would materially increase the amount to be paid under that plan. That approval must be by a "majority" (as defined in the Investment Company Act) of the shares of each class, voting separately by Class.

      While the plans are in effect, the Treasurer of the Fund shall provide separate written reports on the plans to the Fund's Board of Trustees at least quarterly for its review. The reports shall detail the amount of all payments made under a plan, the purpose for which the payments were made and the identity of each recipient of a payment. The report on the Class B and Class C plans shall also include the Distributor's distribution costs for the quarter. Those reports are subject to the review and approval of the Independent Trustees in the exercise of their fiduciary duty.

      Each plan states that while it is in effect, the selection or replacement and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This provision does not prevent the involvement of others in the selection and nomination process as long as the final decision as to selection or nomination is approved by a majority of the Independent Trustees.

      Under the plans for a class, no payment will be made to any recipient in any quarter in which the aggregate net asset value of all Fund shares of that class held by the recipient for itself and its customers does not exceed a minimum amount, if any, that may be set from time to time by a majority of the Fund's Independent Trustees. Initially, the Board of Trustees has set the fees at the maximum rate allowed under the plans and has set no minimum asset amount needed to qualify for payments.

      |X| Class A Service Plan. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions (they are referred to as "recipients") for personal services and account maintenance services they provide for their customers who hold Class A shares. The services include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets of Class A shares held in accounts of the service providers or their customers.

      For the fiscal year ended September 30, 1998, payments under the Plan for Class A shares totaled $1,452,339, all of which was paid by the Distributor to recipients. That included $26,744 paid to an affiliate of the Distributor. Any unreimbursed expenses the Distributor incurs with respect to Class A shares for any fiscal year may not be recovered in subsequent years. The Distributor may not use payments received under the Class A plan to pay any of its interest expenses, carrying charges, other financial costs, or allocation of overhead.

      |X| Class B and Class C Service and Distribution Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plans during that period. The types of services that recipients provide are similar to the services provided under the Class A service plan described above.

      The Class B and Class C plans permit the Distributor to retain both the asset-based sales charges and the service fee on shares or to pay recipients the service fee on a quarterly basis, without payment in advance. However, the Distributor presently intends to pay recipients the service fee on Class B and Class C shares in advance for the first year the shares are outstanding. After the first year shares are outstanding, the Distributor makes service fee payments quarterly on those shares. The advance payment is based on the net asset value of shares sold. Shares purchased by exchange do not qualify for an advance service fee payment. If Class B or Class C shares are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment made on those shares.

      The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. It pays the asset-based sales charge as an ongoing commission to the dealer on Class C shares outstanding for a year or more. If a dealer has a special agreement with the Distributor, the Distributor will pay the Class B and/or Class C service fees and the asset-based sales charge to the dealer quarterly in lieu of paying the sales commission and service fee in advance at the time of purchase.

      The asset-based sales charge on Class B and Class C shares allows investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares. The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. The Fund pays the asset-based sales charge to the Distributor for its services rendered in distributing Class B and Class C shares. The payments are made to the Distributor in recognition that the Distributor:
      o pays sales commissions to authorized brokers and dealers at the time of sale and pays service fees as described in the Prospectus,
      o may finance payment of sales commissions and/or the advance of the service fee payment to recipients under the plans, or may provide such financing from its own resources or from the resources of an affiliate,
      o employs personnel to support distribution of shares, and o bears the costs of sales literature, advertising and prospectuses
(other than those furnished to current shareholders) and state "blue sky" registration fees and certain other distribution expenses.

      Payments made under the Class B plan for the fiscal year ended September 30, 1998, totaled $1,061,281 (including $6,880 paid to an affiliate of the Distributor). The Distributor retained $824,829 of the total paid. Payments made under the Class C Plan for the fiscal year ended September 30, 1998 totaled $54,159 (including $171 paid to an affiliate of the Distributor). The Distributor retained $29,497 of the total paid. At September 30, 1998, the Distributor had incurred unreimbursed expenses under the Class B plan in the amount of $2,411,425 (equal to 2.25% of the Fund's net assets represented by Class B shares on that date). At September 30, 1998, the Distributor had incurred unreimbursed expenses under the Class C plan of $65,456 (equal to 1.06% of the Fund's net assets represented by Class C shares on that date). If either plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated.

      All payments under the Class B and Class C plans are subject to the limitations imposed by the Conduct Rules of the National Association of Securities Dealers, Inc. on payments of asset-based sales charges and service fees to NASD members.


Performance of the Fund

Explanation of Performance Terminology. The Fund uses a variety of terms to illustrate its performance. These terms include "standardized yield,"
"tax-equivalent yield," "dividend yield," "average annual total return," "cumulative total return," "average annual total return at net asset value" and "total return at net asset value." An explanation of how yields and total returns are calculated is set forth below. The charts below show the Fund's performance as of its most recent fiscal year end. You can obtain current performance information by calling the Fund's Transfer Agent at 1-800-525-7048 or by visiting the OppenheimerFunds Internet web site at http://www.oppenheimerfunds.com.

      The Fund's illustrations of its performance data in advertisements must comply with rules of the Securities and Exchange Commission. Those rules describe the types of performance data that may be used and how it is to be calculated. In general, any advertisement by the Fund of its performance data must include the average annual total returns for the advertised class of shares of the Fund. Those returns must be shown for the 1, 5 and 10-year periods (or the life of the class, if less) ending as of the most recently ended calendar quarter prior to the publication of the advertisement (or its submission for publication). Certain types of yields may also be shown, provided that they are accompanied by standardized average annual total returns.

      Use of standardized performance calculations enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using the Fund's performance information as a basis for comparison with other investments:
      |_| Yields and total returns measure the performance of a hypothetical account in the Fund over various periods and do not show the performance of each shareholder's account. Your account's performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.
      |_| The Fund's performance returns do not reflect the effect of taxes on distributions.
      |_| An investment in the Fund is not insured by the FDIC or any other government agency.
      |_| The principal value of the Fund's shares, and its yields and total returns are not guaranteed and normally will fluctuate on a daily basis.
      |_| When an investor's shares are redeemed, they may be worth more or less than their original cost.

      |_| Yields and total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future yields or returns.

      The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different. That is because of the different kinds of expenses each class bears. The yields and total returns of each class of shares of the Fund are affected by market conditions, the quality of the Fund's investments, the maturity of those investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

      |X| Yields. The Fund uses a variety of different yields to illustrate its current returns. Each class of shares calculates its yield separately because of the different expenses that affect each class.

            |_| Standardized Yield. The "standardized yield" (sometimes referred to just as "yield") is shown for a class of shares for a stated 30-day period. It is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments for that period. It may therefore differ from the "dividend yield" for the same class of shares, described below.

      Standardized yield is calculated using the following formula set forth in rules adopted by the Securities and Exchange Commission, designed to assure uniformity in the way that all funds calculate their yields:

                                    (a-b)    6
            Standardized Yield = 2 ((--- + 1)  - 1)
                                      ( cd)


      The symbols above represent the following factors:
      a =  dividends and interest earned during the 30-day period.
      b =  expenses accrued for the period (net of any expense assumptions).
      c = the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.
      d = the maximum offering price per share of that class on the last day of the period, adjusted for undistributed net investment income.

      The standardized yield for a particular 30-day period may differ from the yield for other periods. The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund's classes of shares will differ for any 30-day period.

            |_| Dividend Yield. The Fund may quote a "dividend yield" for each class of its shares. Dividend yield is based on the dividends paid on a class of shares during the actual dividend period. To calculate dividend yield, the dividends of a class declared during a stated period are added together, and the sum is multiplied by 12 (to annualize the yield) and divided by the maximum offering price on the last day of the dividend period. The formula is shown below:

            Dividend Yield = dividends paid x 12/maximum offering price (payment date)
      The maximum offering price for Class A shares includes the current maximum initial sales charge. The maximum offering price for Class B and Class C shares is the net asset value per share, without considering the effect of contingent deferred sales charges. The Class A dividend yield may also be quoted without deducting the maximum initial sales charge.

            |_| Tax-Equivalent  Yield. The "tax-equivalent  yield" of a class of shares is the equivalent yield that would have to be earned on a taxable investment to achieve the after-tax results represented by the Fund's tax-equivalent yield. It adjusts the Fund's standardized yield, as calculated above, by a stated Federal tax rate. Using different tax rates to show different tax equivalent yields shows investors in different tax brackets the tax equivalent yield of the Fund based on their own tax bracket.
      The tax-equivalent yield is based on a 30-day period, and is computed by dividing the tax-exempt portion of the Fund's current yield (as calculated above) by one minus a stated income tax rate. The result is added to the portion (if any) of the Fund's current yield that is not tax-exempt.

      The tax-equivalent yield may be used to compare the tax effects of income derived from the Fund with income from taxable investments at the tax rates stated. Your tax bracket is determined by your Federal and state taxable income (the net amount subject to Federal and state income tax after deductions and exemptions). The tax-equivalent yield table assumes that the investor is taxed at the highest bracket, regardless of whether a switch to non-taxable investments would cause a lower bracket to apply.

--------------------------------------------------------------------------------
             The Fund's Yields for the 30-Day Periods Ended 9/30/98
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                                           Tax-Equivalent Yield
Class of                                                     (46.43% Combined
Shares         Standardized Yield      Dividend Yield      Federal/New York Tax
                                                                        Bracket)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
             Without    After       Without    After      Without     After
             Sales      Sales       Sales      Sales      Sales       Sales
             Charge     Charge      Charge     Charge     Charge      Change
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A           4.27%       4.06%      4.77%      4.55%       7.79%      7.58%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B           3.50%         N/A      3.99%        N/A       6.53%        N/A
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C           3.50%         N/A      3.99%        N/A       6.53%        N/A
--------------------------------------------------------------------------------

      |X| Total Return Information. There are different types of "total returns" to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. Because of differences in expenses for each class of shares, the total returns for each class are separately measured. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. The Fund uses standardized calculations for its total returns as prescribed by the SEC. The methodology is discussed below.

      In calculating total returns for Class A shares, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown without sales charge, as described below). For Class B shares, payment of the applicable contingent deferred sales charge is applied, depending on the period for which the return is shown: 5.0% in the first year, 4.0% in the second year, 3.0% in the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter. For Class C shares, the 1% contingent deferred sales charge is deducted for returns for the 1-year period.

            |_| Average Annual Total Return. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV" in the formula) of that investment, according to the following formula:

                 1/n
            (ERV)
            (---)   -1 = Average Annual Total Return
            ( P )


            |_| Cumulative Total Return. The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

            ERV - P
            ------- = Total Return
               P


            |_| Total Returns at Net Asset Value. From time to time the Fund may also quote a cumulative or an average annual total return "at net asset value" (without deducting sales charges) for Class A, Class B or Class C shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

--------------------------------------------------------------------------------
             The Fund's Total Returns for the Periods Ended 9/30/98
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
           Cumulative Total
Class of  Returns (10 years
Shares    or life of class)             Average Annual Total Returns
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                                   5-Years          10-Years
                                                 (or life of      (or life of
                                  1-Year           class)            class)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
          After    Without   After   Without  After    Without  After   Without
          Sales    Sales     Sales   Sales    Sales    Sales    Sales   Sales
           Charge   Charge   Charge   Charge   Charge   Charge  Charge   Charge
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A     99.86%   109.83%   3.22%    8.36%    4.39%    5.41%   7.17%    7.69%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B    32.22%*   33.22%*   2.62%    7.62%    4.30%    4.63%  5.13%*   5.27%*
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C   23.99%**             6.54%    7.54%  7.22%**  7.22%**     N/A      N/A
                    23.99%**
--------------------------------------------------------------------------------
Inception of Class A:   8/16/84
*Inception of Class B:  3/1/93
**Inception of Class C: 8/29/95

Other Performance Comparisons. The Fund compares its performance annually to that of an appropriate broadly-based market index in its Annual Report to shareholders. You can obtain that information by contacting the Transfer Agent at the addresses or telephone numbers shown on the cover of this Statement of Additional Information. The Fund may also compare its performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities. Examples of these performance comparisons are set forth below.

      |X| Lipper Rankings. From time to time the Fund may publish the ranking of the performance of its classes of shares by Lipper Analytical Services, Inc. ("Lipper"). Lipper is a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods based on categories relating to investment objectives. The performance of the Fund is ranked by Lipper against all other bond funds, other than money market funds, and all New York municipal debt funds. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. Lipper also publishes "peer-group" indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories.

      |X| Morningstar Rankings. From time to time the Fund may publish the star ranking of the performance of its classes of shares by Morningstar, Inc., an independent mutual fund monitoring service. Morningstar ranks mutual funds in broad investment categories: domestic stock funds, international stock funds, taxable bond funds and municipal bond funds. The Fund is ranked among municipal bond funds.

      Morningstar star rankings are based on risk-adjusted total investment return. Investment return measures a fund's (or class's) one, three, five and ten-year average annual total returns (depending on the inception of the fund or class) in excess of 90-day U.S. Treasury bill returns after considering the fund's sales charges and expenses. Risk measures a fund's (or class's) performance below 90-day U.S. Treasury bill returns. Risk and investment return are combined to produce star rankings reflecting performance relative to the average fund in a fund's category. Five stars is the "highest" ranking (top 10% of funds in a category), four stars is "above average" (next 22.5%), three stars is "average" (next 35%), two stars is "below average" (next 22.5%) and one star is "lowest" (bottom 10%). The current star ranking is the fund's (or class's) 3-year ranking or its combined 3- and 5-year ranking (weighted 60%/40%
respectively), or its combined 3-, 5-, and 10-year ranking (weighted 40%, 30% and 30%, respectively), depending on the inception date of the fund (or class). Rankings are subject to change monthly.

      The Fund may also compare its performance to that of other funds in its Morningstar category. In addition to its star rankings, Morningstar also categorizes and compares a fund's 3-year performance based on Morningstar's classification of the fund's investments and investment style, rather than how a fund defines its investment objective. Morningstar's four broad categories (domestic equity, international equity, municipal bond and taxable bond) are each further subdivided into categories based on types of investments and investment styles. Those comparisons by Morningstar are based on the same risk and return measurements as its star rankings but do not consider the effect of sales charges.

      |X| Performance Rankings and Comparisons by Other Entities and Publications. From time to time the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall Street Journal, Barron's, or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar. The performance of the Fund's Class A, Class B or Class C shares may be compared in publications to the performance of various market indices or other investments, and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

      Investors may also wish to compare the Fund's Class A, Class B or Class C returns to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the Fund's returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return. Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. government.

      From time to time, the Fund may publish rankings or ratings of the Manager or Transfer Agent, and of the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.


------------------------------------------------------------------------------
A B O U T  Y O U R  A C C O U N T
------------------------------------------------------------------------------

How to Buy Shares

      Additional information is presented below about the methods that can be used to buy shares of the Fund. Appendix C contains more information about the special sales charge arrangements offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain classes of investors.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $25. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House ("ACH") transfer to buy the shares. Dividends will begin to accrue on shares purchased with the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of The New York Stock Exchange. The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund 3 days after the transfers are initiated. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions. Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in Appendix C to this Statement of Additional Information because the Distributor or dealer or broker incurs little or no selling expenses.

      |X| Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together:
          |_| Class A and Class B shares you purchase for your individual accounts, or for your joint accounts, or for trust or custodial accounts on behalf of your children who are minors, and
         |_|current purchases of Class A and Class B shares of the Fund and other Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares, and
         |_|Class A and Class B shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in one of the Oppenheimer funds.

      A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts. The Distributor will add the value, at current offering price, of the shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies. The reduced sales charge will apply only to current purchases. You must request it when you buy shares.

      n The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor or the sub-distributor and currently include the following:

Oppenheimer Bond Fund                   Oppenheimer Large Cap Growth Fund
Oppenheimer Capital Appreciation Fund Oppenheimer Limited-Term Government Fund Oppenheimer California Municipal Fund Oppenheimer Main Street California
                                        Municipal Fund
Oppenheimer Capital Income Fund         Oppenheimer  Main Street Growth & Income
                                      Fund
Oppenheimer Champion Income Fund Oppenheimer MidCap Fund Oppenheimer Convertible Securities Fund Oppenheimer Multiple Strategies Fund Oppenheimer Developing Markets Fund Oppenheimer Municipal Bond Fund Oppenheimer Disciplined Allocation Fund Oppenheimer New York Municipal Fund Oppenheimer Disciplined Value Fund Oppenheimer New Jersey Municipal Fund Oppenheimer Discovery Fund Oppenheimer Pennsylvania Municipal Fund Oppenheimer Enterprise Fund Oppenheimer Quest Balanced Value Fund Oppenheimer Europe Fund Oppenheimer Quest Capital Value Fund,
                                      Inc.
Oppenheimer Florida Municipal Fund      Oppenheimer  Quest  Global  Value  Fund,
                                      Inc.
Oppenheimer Global Fund                 Oppenheimer Quest Opportunity Value Fund
Oppenheimer Global Growth & Income Fund Oppenheimer Quest Small Cap Value Fund Oppenheimer Gold & Special Minerals Oppenheimer Quest Value Fund, Inc.
Fund
Oppenheimer Growth Fund                 Oppenheimer Real Asset Fund
Oppenheimer High Yield Fund             Oppenheimer Strategic Income Fund
Oppenheimer Insured Municipal Fund      Oppenheimer Total Return Fund, Inc.
Oppenheimer Intermediate Municipal Fund Oppenheimer U.S. Government Trust
Oppenheimer International Bond Fund     Oppenheimer World Bond Fund
Oppenheimer International Growth Fund   Limited-Term New York Municipal Fund
Oppenheimer     International     Small Rochester Fund Municipals
Company Fund

and the following money market funds:

Centennial America Fund, L. P.          Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust  Centennial Tax Exempt Trust
Centennial Government Trust             Oppenheimer Cash Reserves
Centennial Money Market Trust           Oppenheimer Money Market Fund, Inc.

      There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds except the money market funds. Under certain circumstances described in this Statement of Additional Information, redemption proceeds of certain money market fund shares may be subject to a contingent deferred sales charge.

Letters of Intent. Under a Letter of Intent, if you purchase Class A shares or Class A and Class B shares of the Fund and other Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period. You can include purchases made up to 90 days before the date of the Letter.

      A Letter of Intent is an investor's statement in writing to the Distributor of the intention to purchase Class A shares or Class A and Class B shares of the Fund (and other Oppenheimer funds) during a 13-month period (the "Letter of Intent period"). At the investor's request, this may include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter.

      A Letter enables an investor to count the Class A and Class B shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and other Oppenheimer funds) that applies under the Right of Accumulation to current purchases of Class A shares. Each purchase of Class A shares under the Letter will be made at the offering price (including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

      In submitting a Letter, the investor makes no commitment to purchase shares. However, if the investor's purchases of shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases. That amount is described in "Terms of Escrow," below (those terms may be amended by the Distributor from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of the Prospectus, this Statement of Additional Information and the Application used for a Letter of Intent. If those terms are amended, as they may be from time to time by the Fund, the investor agrees to be bound by the amended terms and that those amendments will apply automatically to existing Letters of Intent.

      If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the commissions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual total purchases. If total eligible purchases during the Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the Prospectus, the sales charges paid will be adjusted to the lower rate. That adjustment will be made only if and when the dealer returns to the Distributor the excess of the amount of commissions allowed or paid to the dealer over the amount of commissions that apply to the actual amount of purchases. The excess commissions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

      In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

      |X| Terms of Escrow That Apply to Letters of Intent.

      1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

      2. If the total minimum investment specified under the Letter is completed within the thirteen-month Letter of Intent period, the escrowed shares will be promptly released to the investor.

      3. If, at the end of the thirteen-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. That sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If the difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

      4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

      The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include: (a) Class A shares sold with a front-end sales charge or subject to a Class
             A contingent deferred sales charge,
(b) Class B shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and
(c) Class A or Class B shares acquired by exchange of either (1) Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or
             (2) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.
      6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "How to Exchange Shares" and the escrow will be transferred to that other fund.

Asset Builder Plans. To establish an Asset Builder Plan to buy shares directly from a bank account, you must enclose a check (minimum $25) for the initial purchase with your application. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in the Prospectus. Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use their fund account to make monthly automatic purchases of shares of up to four other Oppenheimer funds.

      If you make payments from your bank account to purchase shares of the Fund, your bank account will be automatically debited, normally four to five business days prior to the investment dates selected in the Application. Neither the Distributor, the Transfer Agent nor the Fund shall be responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

      Before initiating Asset Builder payments, obtain a prospectus of the selected fund(s) from the Distributor or your financial advisor and request an application from the Distributor, complete it and return it. The amount of the Asset Builder investment may be changed or the automatic investments may be terminated at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period (approximately 15 days) after receipt of such instructions to implement them. The Fund reserves the right to amend, suspend, or discontinue offering Asset Builder plans at any time without prior notice.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset value of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

Classes of Shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B or Class C shares and the dividends payable on Class B or Class C shares will be reduced by incremental expenses borne solely by that class. Those expenses include the asset-based sales charges to which Class B and Class C are subject.

      The availability of three classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor. That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. Class A shares normally are sold subject to an initial sales charge. While Class B and Class C shares have no initial sales charge, the purpose of the deferred sales charge and asset-based sales charge on Class B and Class C shares is the same as that of the initial sales charge on Class A shares to compensate the Distributor and brokers, dealers and financial institutions that sell shares of the Fund. A salesperson who is entitled to receive compensation from his or her firm for selling Fund shares may receive different levels of compensation for selling one class of shares than another.

      The Distributor will not accept any order in the amount of $500,000 or more for Class B shares or $1 million or more for Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts). That is because generally it will be more advantageous for that investor to purchase Class A shares of the Fund.

      |X| Class B Conversion. The conversion of Class B shares to Class A shares after six years is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the shareholder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the shareholder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

      |X| Allocation of Expenses. The Fund pays expenses related to its daily operations, such as custodian fees, trustees' fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment.

      The methodology for calculating the net asset value, dividends and distributions of the Fund's share classes recognizes two types of expenses. General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of the Fund's total assets that is represented by the assets of each class, and then equally to each outstanding share within a given class. Such general expenses include management fees, legal, bookkeeping and audit fees, printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, fees to unaffiliated Trustees, custodian expenses, share issuance costs, organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs.

      Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include distribution and service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses, and shareholder meeting expenses (to the extent that such expenses pertain only to a specific class).

Determination of Net Asset Values Per Share. The net asset values per share of each class of shares of the Fund are determined as of the close of business of The New York Stock Exchange on each day that the Exchange is open. It is done by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class that are outstanding. The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a holiday). The Exchange's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days.

      Dealers other than Exchange members may conduct trading in municipal securities on days on which the Exchange is closed (including weekends and holidays) or after 4:00 P.M. on a regular business day. The Fund's net asset values will not be calculated on those days, and the values of some of the Fund's portfolio securities may change significantly on those days when shareholders may not purchase or redeem shares.

      |X|   Securities   Valuation.   The  Fund's   Board  of   Trustees   has
established procedures for the valuation of the Fund's securities. In general those procedures are as follows:

         |_| Long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.
         |_| The following securities are valued at the mean between the "bid" and "asked" prices determined by a pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry:
(1) debt instruments that have a maturity of more than 397 days when issued,
(2) debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and
(3) non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.

         |_| The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts:
(1)   money market debt securities held by a non-money  market fund that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less, and
(2) debt instruments held by a money market fund that have a remaining maturity of 397 days or less.
         |_| Securities not having readily-available market quotations are valued at fair value determined under the Board's procedures.

      If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available).

      In the case of municipal securities, when last sale information is not generally available, the Manager may use pricing services approved by the Board of Trustees. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield, and maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

      Puts, calls, interest rate futures and municipal bond index futures are valued at the last sale price on the principal exchange on which they are traded or on NASDAQ, as applicable, as determined by a pricing service approved by the Board of Trustees or by the Manager. If there were no sales that day, they shall be valued at the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "asked" prices on the principal exchange or on NASDAQ on the valuation date. If not, the value shall be the closing bid price on the principal exchange or on NASDAQ on the valuation date. If the put, call or future is not traded on an exchange or on NASDAQ, it shall be valued by the mean between "bid" and "asked" prices obtained by the Manager from two active market makers. In certain cases that may be at the "bid" price if no "asked" price is available.

      When the Fund writes an option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset. An equivalent credit is included in the liability section. The credit is adjusted ("marked-to-market") to reflect the current market value of the option. In determining the Fund's gain on investments, if a call or put written by the Fund is exercised, the proceeds are increased by the premium received. If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium. If the Fund enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction. If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.

How to Sell Shares

      The information below supplements the terms and conditions for redeeming shares set forth in the Prospectus.

Checkwriting. When a check is presented to the Fund's bank for clearance, the bank will ask the Fund to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. This enables the shareholder to continue to receive dividends on those shares until the check is presented to the Fund. Checks may not be presented for payment at the offices of the bank listed on the check or at the Fund's custodian bank. That limitation does not affect the use of checks for the payment of bills or to obtain cash at other banks. The Fund reserves the right to amend, suspend or discontinue offering Checkwriting privileges at any time without prior notice.
      In choosing to take advantage of the Checkwriting privilege by signing the Account Application or by completing a Checkwriting card, each individual who signs: (1) for individual accounts, represents that they are the registered owner(s) of the shares of the Fund in that account;
(2) for accounts for corporations, partnerships, trusts and other entities, represents that they are an officer, general partner, trustee or other fiduciary or agent, as applicable, duly authorized to act on behalf of such registered owner(s);
(3) authorizes the Fund, its Transfer Agent and any bank through which the Fund's drafts (checks) are payable to pay all checks drawn on the Fund account of such person(s) and to redeem a sufficient amount of shares from that account to cover payment of each check;
(4) specifically acknowledges that if they choose to permit checks to be honored if there is a single signature on checks drawn against joint accounts, or accounts for corporations, partnerships, trusts or other entities, the signature of any one signatory on a check will be sufficient to authorize payment of that check and redemption from the account, even if that account is registered in the names of more than one person or more than one authorized signature appears on the Checkwriting card or the Application, as applicable;
(5) understands that the Checkwriting privilege may be terminated or amended at any time by the Fund and/or the Fund's bank; and
(6) acknowledges and agrees that neither the Fund nor its bank shall incur any liability for that amendment or termination of checkwriting privileges or for redeeming shares to pay checks reasonably believed by them to be genuine, or for returning or not paying checks that have not been accepted for any reason.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of :

      |_| Class A shares purchased subject to an initial sales charge or Class A shares on which a contingent deferred sales charge was paid, or
      |_| Class B shares that were subject to the Class B contingent deferred sales charge when redeemed.


      The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described in "How to Exchange Shares" below. Reinvestment will be at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Transfer Agent for that privilege at the time of reinvestment. This privilege does not apply to Class C shares. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

      Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds.

Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, the Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case, the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the portfolio of the Fund, in lieu of cash.

      The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities described above under "Determination of Net Asset Values Per Share." That valuation will be made as of the time the redemption price is determined.

Involuntary Redemptions. The Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $200 or such lesser amount as the Board may fix. The Board of Trustees will not cause the involuntary redemption of shares in an account if the aggregate net asset value of such shares has fallen below the stated minimum solely as a result of market fluctuations. If the Board exercises this right, it may also fix the requirements for any notice to be given to the shareholders in question (not less than 30 days). The Board may alternatively set requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed.

Transfers of Shares. A transfer of shares to a different registration is not an event that triggers the payment of sales charges. Therefore, shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity. It does not matter whether the transfer occurs by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When shares subject to a contingent deferred sales charge are transferred, the transferred shares will remain subject to the contingent deferred sales charge. It will be calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder.

      If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B or Class C contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives an order placed by the dealer or broker. However, if the Distributor receives a repurchase order from a dealer or broker after the close of The New York Stock Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the Exchange closes. Normally, the Exchange closes at 4:00 P.M., but may do so earlier on some days. Additionally, the order must have been transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.).

      Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form. The signature(s) of the registered owners on the redemption documents must be guaranteed as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares (having a value of at least $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record. Payments must also be sent to the address of record for the account and the address must not have been changed within the prior 30 days. Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.

      Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the Account Application or by signature-guaranteed instructions sent to the Transfer Agent. Shares are normally redeemed pursuant to an Automatic Withdrawal Plan three business days before the payment transmittal date you select in the Account Application. If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly.

      The Fund cannot guarantee receipt of a payment on the date requested. The Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B and Class C shareholders should not establish withdrawal plans, because of the imposition of the contingent deferred sales charge on such withdrawals (except where the contingent deferred sales charge is waived as described in Appendix C, below).

      By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions that apply to such plans, as stated below. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, any amendments will automatically apply to existing Plans.

      |X| Automatic Exchange Plans. Shareholders can authorize the Transfer Agent to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $25. Instructions should be provided on the OppenheimerFunds Application or signature-guaranteed instructions. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus and below in this Statement of Additional Information.

      |X| Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first. Shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under these plans should not be considered as a yield or income on your investment.

      The Transfer Agent will administer the investor's Automatic Withdrawal Plan as agent for the shareholder(s) (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. Neither the Fund nor the Transfer Agent shall incur any liability to the Planholder for any action taken or not taken by the Transfer Agent in good faith to administer the Plan. Share certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

      For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

      Shares will be redeemed to make withdrawal payments at the net asset value per share determined on the redemption date. Checks or AccountLink payments representing the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment, according to the choice specified in writing by the Planholder. Receipt of payment on the date selected cannot be guaranteed.

      The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time after mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice to redeem all, or any part of, the shares held under the Plan. That notice must be in proper form in accordance with the requirements of the then-current Prospectus of the Fund. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect and will mail a check for the proceeds to the Planholder.

      The Planholder may terminate a Plan at any time by writing to the Transfer Agent. The Fund may also give directions to the Transfer Agent to terminate a Plan. The Transfer Agent will also terminate a Plan upon its receipt of evidence satisfactory to it that the Planholder has died or is legally incapacitated. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed will be held in uncertificated form in the name of the Planholder. The account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his or her executor or guardian, or another authorized person.

      To use shares held under the Plan as collateral for a debt, the Planholder may request issuance of a portion of the shares in certificated form. Upon written request from the Planholder, the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

      If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.


How to Exchange Shares

      As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. You can obtain a current list showing which funds offer which classes by calling the Distributor at 1-800-525-7048.
      |_| All of the Oppenheimer funds currently offer Class A, B and C shares except Oppenheimer Money Market Fund, Inc., Centennial Money Market Trust, Centennial Tax Exempt Trust, Centennial Government Trust, Centennial California Tax Exempt Trust, Centennial New York Tax Exempt Trust, and Centennial America Fund, L.P., which only offer Class A shares.
      |_| Oppenheimer Main Street California Municipal Fund currently offers only Class A and Class B shares.
      |_| Class B and Class C shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds-sponsored 401 (k) plans.
      |_|  Class Y shares of Oppenheimer Real Asset Fund are not exchangeable.

      Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any Money Market Fund. Shares of any Money Market Fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge. They may also be used to purchase shares of Oppenheimer funds subject to a contingent deferred sales charge.

      Shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 30 days prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial or contingent deferred sales charge. To qualify for that privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased. If requested, they must supply proof of entitlement to this privilege.

      For accounts established on or before March 8, 1996 holding Class M shares of Oppenheimer Convertible Securities Fund, Class M shares can be exchanged only for Class A shares of other Oppenheimer funds. Exchanges to Class M shares of Oppenheimer Convertible Securities Fund are permitted from Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves that were acquired by exchange of Class M shares. No other exchanges may be made to Class M shares.

      Shares of the Fund acquired by reinvestment of dividends or distributions from any of the other Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds.

      |X| How Exchanges Affect Contingent Deferred Sales Charges. No contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge. However, when Class A shares acquired by exchange of Class A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months of the end of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares. The Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within 6 years of the initial purchase of the exchanged Class B shares. The Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

      When Class B or Class C shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B or the Class C contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Before exchanging shares, shareholders should take into account how the exchange may affect any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares. Shareholders owning shares of more than one Class must specify which class of shares they wish to exchange.

      |X| Limits on Multiple Exchange Orders. The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege.

      |X| Telephone Exchange Requests. When exchanging shares by telephone, a shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investors must obtain a Prospectus of that fund before the exchange request may be submitted. For full or partial exchanges of an account made by telephone, any special account features such as Asset Builder Plans and Automatic Withdrawal Plans will be switched to the new account unless the Transfer Agent is instructed otherwise. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

      |X| Processing Exchange Requests. Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it. For example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund, the Fund may refuse the request.

      In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information, or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

      The different Oppenheimer funds available for exchange have different investment objectives, policies and risks. A shareholder should assure that the fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.


Dividends and Taxes

Dividends and Distributions. Dividends will be payable on shares held of record at the time of the previous determination of net asset value, or as otherwise described in "How to Buy Shares." Daily dividends will not be declared or paid on newly purchased shares until such time as Federal Funds (funds credited to a member bank's account at the Federal Reserve Bank) are available from the purchase payment for such shares. Normally, purchase checks received from investors are converted to Federal Funds on the next business day. Shares purchased through dealers or brokers normally are paid for by the third business day following the placement of the purchase order.
      Shares redeemed through the regular redemption procedure will be paid dividends through and including the day on which the redemption request is received by the Transfer Agent in proper form. Dividends will be declared on shares repurchased by a dealer or broker for three business days following the trade date (that is, up to and including the day prior to settlement of the repurchase). If all shares in an account are redeemed, all dividends accrued on shares of the same class in the account will be paid together with the redemption proceeds.

      The Fund's practice of attempting to pay dividends on Class A shares at a constant level requires the Manager to monitor the Fund's portfolio and, if necessary, to select higher-yielding securities when it is deemed appropriate to seek income at the level needed to meet the target. Those securities must be within the Fund's investment parameters, however. The Fund expects to pay dividends at a targeted level from its net investment income and other distributable income without any impact on the net asset values per share.

      Dividends, distributions and the proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc. Reinvestment will be made as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

      The amount of a distribution paid on a class of shares may vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class. Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends on Class B and Class C shares are expected to be lower than dividends on Class A shares. That is due to the effect of the asset-based sales charge on Class B and Class C shares. Those dividends will also differ in amount as a consequence of any difference in net asset value among the different classes of shares.

Tax Status of the Fund's Dividends and Distributions. The Fund intends to qualify under the Internal Revenue Code during each fiscal year to pay "exempt-interest dividends" to its shareholders. Exempt-interest dividends that are derived from net investment income earned by the Fund on municipal securities will be excludable from gross income of shareholders for Federal income tax purposes.

      Net investment income includes the allocation of amounts of income from the municipal securities in the Fund's portfolio that are free from Federal income taxes. This allocation will be made by the use of one designated percentage applied uniformly to all income dividends paid during the Fund's tax year. That designation will normally be made following the end of each fiscal year as to income dividends paid in the prior year. The percentage of income designated as tax-exempt may substantially differ from the percentage of the Fund's income that was tax-exempt for a given period.

      A portion of the exempt-interest dividends paid by the Fund may be an item of tax preference for shareholders subject to the alternative minimum tax. The amount of any dividends attributable to tax preference items for purposes of the alternative minimum tax will be identified when tax information is distributed by the Fund.

      A shareholder receiving a dividend from income earned by the Fund from one or more of the following sources treats the dividend as a receipt of either ordinary income or long-term capital gain in the computation of gross income, regardless of whether the dividend is reinvested:

(1) certain taxable temporary investments (such as certificates of deposit, repurchase agreements, commercial paper and obligations of the U.S. government, its agencies and instrumentalities);
(2) income from securities  loans;  (3) income or gains from options or futures;
or
(4) an excess of net short-term capital gain over net long-term capital loss from the Fund.

      The Fund's dividends will not be eligible for the dividends-received deduction for corporations. Shareholders receiving Social Security benefits should be aware that exempt-interest dividends are a factor in determining whether such benefits are subject to Federal income tax. Losses realized by shareholders on the redemption of Fund shares within six months of purchase (which period may be shortened by regulation) will be disallowed for Federal income tax purposes to the extent of exempt-interest dividends received on such shares.

      If the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, it will not be liable for Federal income taxes on amounts paid by it as dividends and distributions. That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. The Fund qualified as a regulated investment company in its last fiscal year and intends to qualify in future years, but reserves the right not to qualify. The Internal Revenue Code contains a number of complex tests to determine whether the Fund qualifies. The Fund might not meet those tests in a particular year. If it does not qualify, the Fund will be treated for tax purposes as an ordinary corporation and will receive no tax deduction for payments of dividends and distributions made to shareholders.

      In any year in which the Fund qualifies as a regulated investment company under the Internal Revenue Code, the Fund will also be exempt from New York corporate income and franchise taxes. It will also be qualified under New York law to pay exempt interest dividends that will be exempt from New York State and New York City personal income tax. That exemption applies to the extent that the Fund's distributions are attributable to interest on New York municipal securities. Distributions from the Fund attributable to income from sources other than New York municipal securities and U.S. government obligations will generally be subject to New York income tax as ordinary income.

      Distributions by the Fund from investment income and long- and short-term capital gains will generally not be excludable from taxable net investment income in determining New York corporate franchise tax and New York City general corporation tax for corporate shareholders of the Fund. Additionally, certain distributions paid to corporate shareholders of the Fund may be includable in income subject to the New York alternative minimum tax.

      Under the Internal Revenue Code, by December 31 each year the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year. If it does not, the Fund must pay an excise tax on the amounts not distributed. It is presently anticipated that the Fund will meet those requirements. However, the Fund's Board of Trustees and the Manager might determine in a particular year that it would be in the best interest of shareholders not to make distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed above. Reinvestment will be made at net asset value without sales charge. To elect this option, the shareholder must notify the Transfer Agent in writing and must have an existing account in the fund selected for reinvestment. Otherwise the shareholder must first obtain a prospectus for that fund and an application from the Transfer Agent to establish an account. The investment will be made at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. Dividends and/or distributions from certain of the other Oppenheimer funds may be invested in shares of this Fund on the same basis.


Additional Information About the Fund

The Transfer Agent. The Fund's Transfer Agent, OppenheimerFunds Services, is a division of the Manager. It is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders of the Fund. It also handles shareholder servicing and administrative functions. It is paid on an "at-cost" basis.

The Custodian. Citibank, N.A. is the Custodian of the Fund's assets. The Custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities, and handling the delivery of such securities to and from the Fund. It will be the practice of the Fund to deal with the Custodian in a manner uninfluenced by any banking relationship the Custodian may have with the Manager and its affiliates. The Fund's cash balances with the Custodian in excess of $100,000 are not protected by Federal Deposit Insurance. Those uninsured balances may at times be substantial.

Independent Auditors. KPMG LLP are the independent auditors of the Fund. They audit the Fund's financial statements and perform other related audit services. They also act as auditors for certain other funds advised by the Manager and its affiliates.

--------------------------------------------------------------------------------
 Independent Auditors' Report
--------------------------------------------------------------------------------


================================================================================
The Board of Trustees and Shareholders of
Oppenheimer New York Municipal Fund:

We have audited the accompanying statements of investments and assets and liabilities of Oppenheimer New York Municipal Fund as of September 30, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

               We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

               In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer New York Municipal Fund as of September 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.


KPMG Peat Marwick LLP

Denver, Colorado
October 21, 1998




--------------------------------------------------------------------------------
 Statement of Investments  September 30, 1998
--------------------------------------------------------------------------------

                                                         Ratings:
                                                         Moody's/

S&P/Fitch                        Face                          Market Value

(Unaudited)                      Amount                        See Note 1
-----------------------------------------------------------------------------------------------------------------------------------
Municipal Bonds and Notes--98.8%
-----------------------------------------------------------------------------------------------------------------------------------
New York--83.9%
Allegany Cnty., NY IDA RB, Houghton College
Civic Facility, 5.25%, 1/15/18
NR/BBB                           $ 1,500,000                   $ 1,522,230
-----------------------------------------------------------------------------------------------------------------------------------
Allegany Cnty., NY IDA RB, Houghton College
Civic Facility, 5.25%, 1/15/24
NR/BBB                               500,000                       506,550
-----------------------------------------------------------------------------------------------------------------------------------
Battery Park City, NY RB, Series A, AMBAC
Insured, 5.50%, 11/1/16
Aaa/AAA                            5,000,000                     5,382,700
-----------------------------------------------------------------------------------------------------------------------------------
Erie Cnty., NY IDA Life Care Community RB,
Episcopal Church Home, Series A, 6%, 2/1/28
NR/NR                              6,700,000                     6,913,529
-----------------------------------------------------------------------------------------------------------------------------------
L.I., NY PAU Electric Systems RRB,
Series A, 5.25%, 12/1/26
Baa1/AAA/A-                       11,500,000                    11,776,575
-----------------------------------------------------------------------------------------------------------------------------------
Monroe Cnty., NY IDA RB, DePaul Community Facilities, Series A, 5.875%, 2/1/28
NR/NR                              1,350,000                     1,374,934
-----------------------------------------------------------------------------------------------------------------------------------
NYC GOB, Inverse Floater, 7.444%, 8/1/08(1)
A3/A-                              8,250,000                     9,435,937
-----------------------------------------------------------------------------------------------------------------------------------
NYC GOB, Inverse Floater, 8.412%, 8/1/13(1)
A3/A-                              5,000,000                     5,856,250
-----------------------------------------------------------------------------------------------------------------------------------
NYC GOB, Inverse Floater, 8.462%, 8/1/14(1)
A3/A-                              8,150,000                     9,545,687
-----------------------------------------------------------------------------------------------------------------------------------
NYC GOB, Prerefunded, Series A, 7.75%, 3/15/03
Aaa/AAA/A-                           140,000                       150,296
-----------------------------------------------------------------------------------------------------------------------------------
NYC GOB, Prerefunded, Series A, 7.75%, 8/15/16
Aaa/AAA/A-                           115,000                       129,407
-----------------------------------------------------------------------------------------------------------------------------------
NYC GOB, Prerefunded, Series C, Subseries
C-1, 7.50%, 8/1/20
Aaa/BBB+/A-                           10,000                        11,478
-----------------------------------------------------------------------------------------------------------------------------------
NYC GOB, Prerefunded, Series F, 8.25%, 11/15/17
Aaa/A-                             8,500,000                     9,763,695
-----------------------------------------------------------------------------------------------------------------------------------
NYC GOB, Series B, 8.25%, 6/1/07
A3/A-                              1,750,000                     2,248,925
-----------------------------------------------------------------------------------------------------------------------------------
NYC GOB, Series B, FSA Insured, Inverse
Floater, 6.843%, 10/1/07(1)
Aaa/AAA                            7,500,000                     8,126,475
-----------------------------------------------------------------------------------------------------------------------------------
NYC GOB, Series H, 6.125%, 8/1/25
A3/A-/A-                           6,000,000                     6,677,100
-----------------------------------------------------------------------------------------------------------------------------------
NYC GOB, Unrefunded Balance,
Series A, 7.75%, 3/15/03
A3/A-/A-                              10,000                        10,690
-----------------------------------------------------------------------------------------------------------------------------------
NYC GOB, Unrefunded Balance,
Series A, 7.75%, 8/15/16
A3/A-/A-                              42,500                        47,576
-----------------------------------------------------------------------------------------------------------------------------------
NYC GOB, Unrefunded Balance,
Subseries C-1, 7.50%, 8/1/20
Baa1/BBB+/A-                           5,000                         5,653
-----------------------------------------------------------------------------------------------------------------------------------
NYC GORB, Prerefunded, Series F,
7.625%, 2/1/14
Baa1/BBB+/A-                          20,000                        22,710
-----------------------------------------------------------------------------------------------------------------------------------
NYC GORB, Unrefunded Balance,
Series F, 7.625%, 2/1/14
A3/A-/A-                               5,000                         5,602


                     13 Oppenheimer New York Municipal Fund

--------------------------------------------------------------------------------
 Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                      Ratings:
                                                      Moody's/

S&P/Fitch                           Face                          Market Value

(Unaudited)                         Amount                        See Note 1
-----------------------------------------------------------------------------------------------------------------------------------
New York  (continued)
NYC HDC MH RB, Glenn Gardens
Project, 6.50%, 1/15/18
NR/NR                               $ 2,837,916                   $ 2,980,493
-----------------------------------------------------------------------------------------------------------------------------------
NYC HDC MH RB, Keith Plaza Project,
6.50%, 2/15/18
NR/NR                                 1,875,437                     1,969,735
-----------------------------------------------------------------------------------------------------------------------------------
NYC HDC MH RB, Series A, 5.625%, 5/1/12
Aa2/AA                                4,500,000                     4,775,265
-----------------------------------------------------------------------------------------------------------------------------------
NYC Health & Hospital Corp. RRB, AMBAC
Insured, Inverse Floater, 7.30%, 2/15/23(1)
Aaa/AAA/AAA                           8,300,000                     9,057,375
-----------------------------------------------------------------------------------------------------------------------------------
NYC IDA Civic Facility RB, Community
Resources Development, 7.50%, 8/1/26
NR/NR                                 3,500,000                     3,776,640
-----------------------------------------------------------------------------------------------------------------------------------
NYC IDA Civic Facility RB, USTA National
Tennis Center Project, FSA Insured,
6.375%, 11/15/14
Aaa/AAA                               1,500,000                     1,693,845
-----------------------------------------------------------------------------------------------------------------------------------
NYC IDA RRB, Brooklyn Navy Yard Cogen
Partners, 5.75%, 10/1/36
Baa3/BBB-/BBB-                        3,000,000                     3,103,920
-----------------------------------------------------------------------------------------------------------------------------------
NYC IDA RRB, Brooklyn Navy Yard Cogen
Partners, 6.20%, 10/1/22
Baa3/BBB-/BBB-                        5,000,000                     5,681,100
-----------------------------------------------------------------------------------------------------------------------------------
NYC IDA SPF RB, Northwest Airlines, Inc.,
6%, 6/1/27
Ba2/BB                               14,000,000                    14,754,600
-----------------------------------------------------------------------------------------------------------------------------------
NYC IDA SPF RB, United Air Lines, Inc.
Project, 5.65%, 10/1/32
Baa3/BB+                              6,585,000                     6,767,009
-----------------------------------------------------------------------------------------------------------------------------------
NYC IDAU Civil Facility RB, YMCA
Greater NY Project, 5.80%, 8/1/16
Baa3/NR/BBB                           2,470,000                     2,653,052
-----------------------------------------------------------------------------------------------------------------------------------
NYC IDAU RB, Visy Paper, Inc. Project,
7.80%, 1/1/16
NR/NR                                 6,800,000                     7,723,848
-----------------------------------------------------------------------------------------------------------------------------------
NYC IDAU RB, Visy Paper, Inc. Project,
7.95%, 1/1/28
NR/NR                                12,250,000                    13,943,685
-----------------------------------------------------------------------------------------------------------------------------------
NYC IDAU SPF RB, Terminal One Group Assn.
Project, 6%, 1/1/15
A3/A/A-                               6,000,000                     6,439,740
-----------------------------------------------------------------------------------------------------------------------------------
NYC IDAU SPF RB, Terminal One Group Assn.
Project, 6.125%, 1/1/24
A3/A/A-                               3,000,000                     3,234,210
-----------------------------------------------------------------------------------------------------------------------------------
NYC MWFAU WSS RB, Unrefunded Balance,
Series B, 6.375%, 6/15/22
Aaa/AAA/A                             6,625,000                     7,297,239
-----------------------------------------------------------------------------------------------------------------------------------
NYC MWFAU WSS RRB, Unrefunded Balance,
Series A-1994, 7.10%, 6/15/12
A2/A-                                   275,000                       300,883
-----------------------------------------------------------------------------------------------------------------------------------
NYC MWFAU WSS RRB, Series C, FGIC Insured,
5%, 6/15/21
Aaa/AAA/AAA                          10,000,000                    10,026,000


                     14 Oppenheimer New York Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                         Ratings:
                                                         Moody's/

S&P/Fitch                        Face                          Market Value

(Unaudited)                      Amount                        See Note 1
-----------------------------------------------------------------------------------------------------------------------------------
New York  (continued)
NYC MWFAU WSS RRB, Unrefunded Balance,
6.75%, 6/15/17
A2/A-                            $ 2,480,000                   $ 2,671,307
-----------------------------------------------------------------------------------------------------------------------------------
NYC Niagara Falls SDI COP, High School
Facility, 5.375%, 6/15/28
Baa3/BBB-                          6,500,000                     6,641,180
-----------------------------------------------------------------------------------------------------------------------------------
NYC Transitional FAU RB, Future Tax Second,
Series A, 5.125%, 8/15/21
Aa3/AA                             5,000,000                     5,037,050
-----------------------------------------------------------------------------------------------------------------------------------
NYS DA RB, Ithaca College, AMBAC Insured,
5.25%, 7/1/26
Aaa/AAA                            5,750,000                     5,933,195
-----------------------------------------------------------------------------------------------------------------------------------
NYS DA RB,  Judicial  Facilities  Lease,  Escrowed to  Maturity,  MBIA  Insured,
7.375%, 7/1/16
Aaa/AAA                            2,300,000                     2,942,574
-----------------------------------------------------------------------------------------------------------------------------------
NYS DA RB, Mental Health Facilities Project,
AMBAC Insured, 5.25%, 2/15/18
Aaa/AAA/AAA                        9,400,000                     9,691,588
-----------------------------------------------------------------------------------------------------------------------------------
NYS DA RB, Pooled Capital Program,  Partially Prerefunded,  FGIC Insured, 7.80%,
12/1/05
Aaa/AAA/AAA                        5,310,000                     5,448,219
-----------------------------------------------------------------------------------------------------------------------------------
NYS DA RB, Rosalind & Joseph Nursing Home, AMBAC Insured, 5.70%, 2/1/37
Aaa/AAA                            2,000,000                     2,137,600
-----------------------------------------------------------------------------------------------------------------------------------
NYS DA RRB, CUS, Second Series A,
5.75%, 7/1/18
Baa1/BBB+                          6,750,000                     7,502,220
-----------------------------------------------------------------------------------------------------------------------------------
NYS DA RRB, CUS, Series B, 6%, 7/1/14
Baa1/BBB+                         10,875,000                    12,467,861
-----------------------------------------------------------------------------------------------------------------------------------
NYS DA RRB, Episcopal Health Services, Inc.,
5.85%, 8/1/13
NR/AAA                               500,000                       539,000
-----------------------------------------------------------------------------------------------------------------------------------
NYS DA RRB, Fordham University, FGIC Insured,
5.75%, 7/1/15
Aaa/AAA/AAA                        9,100,000                     9,828,000
-----------------------------------------------------------------------------------------------------------------------------------
NYS DA RRB, Second Hospital-North General
Hospital, Series G, 5.30%, 2/15/19
Baa1/BBB+/A                        5,000,000                     5,100,350
-----------------------------------------------------------------------------------------------------------------------------------
NYS DA RRB, St. Thomas Aquinas, 5.25%, 7/1/28
NR/AA                              1,500,000                     1,525,560
-----------------------------------------------------------------------------------------------------------------------------------
NYS DA RRB, St. Joseph's Hospital Health
Center, MBIA Insured, 5.25%, 7/1/18
Aaa/AAA                            5,035,000                     5,195,415
-----------------------------------------------------------------------------------------------------------------------------------
NYS DA RRB, St. Vincent's Hospital,
7.375%, 8/1/11
Aa2/AAA                              150,000                       167,082
-----------------------------------------------------------------------------------------------------------------------------------
NYS DA RRB, SUEFS, Series A, 5.25%, 5/15/15
A3/A-/A                           23,090,000                    24,666,816
-----------------------------------------------------------------------------------------------------------------------------------
NYS DA RRB, SUEFS, Series A, 5.25%, 5/15/21
A3/A-/A                            5,010,000                     5,315,209
-----------------------------------------------------------------------------------------------------------------------------------
NYS DA RRB, SUEFS, Series B, 7%, 5/15/16
A3/A-/A                            9,020,000                     9,608,014
-----------------------------------------------------------------------------------------------------------------------------------
NYS DA SPO Bonds, CUS, Series E, FSA Insured,
5.75%, 7/1/11
Aaa/AAA                            5,955,000                     6,792,273


                     15 Oppenheimer New York Municipal Fund

--------------------------------------------------------------------------------
 Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                         Ratings:
                                                         Moody's/

S&P/Fitch                        Face                          Market Value

(Unaudited)                      Amount                        See Note 1
-----------------------------------------------------------------------------------------------------------------------------------
New York  (continued)
NYS EFCPC RB, State Water Revolving Fund,
Series A, 6.60%, 9/15/12
Aaa/AAA/AAA                      $   250,000                   $   278,480
-----------------------------------------------------------------------------------------------------------------------------------
NYS EFCPC RB, State Water Revolving Fund,
Series C, 7.20%, 3/15/11
Aa2/A+/AA                            350,000                       373,628
-----------------------------------------------------------------------------------------------------------------------------------
NYS ERDAUEF RB, Consolidated Edison Co.,
Series A, 7.50%, 1/1/26
A1/A+                                280,000                       294,375
-----------------------------------------------------------------------------------------------------------------------------------
NYS ERDAUEF RB, L.I. Lighting Co.,
Series A, 7.15%, 12/1/20
Ba1/BB+                            7,500,000                     8,248,275
-----------------------------------------------------------------------------------------------------------------------------------
NYS ERDAUEF RB, L.I. Lighting Co.,
Series C, 6.90%, 8/1/22
Ba1/BB+                            9,200,000                    10,136,560
-----------------------------------------------------------------------------------------------------------------------------------
NYS ERDAUGF RB, Brooklyn Union Gas Co.,
Series B, Inverse Floater, 10.051%, 7/1/26(1)
A1/A/A                             6,000,000                     8,115,000
-----------------------------------------------------------------------------------------------------------------------------------
NYS ERDAUGF RB, Brooklyn Union Gas Co.,
Series D, MBIA Insured, Inverse Floater,
7.488%, 7/8/26(1)
Aaa/AAA/A                          3,000,000                     3,232,500
-----------------------------------------------------------------------------------------------------------------------------------
NYS ERDAUPC  RB, NYS  Electric & Gas  Project,  Series A, MBIA  Insured,  6.15%,
7/1/26
Aaa/AAA                            4,000,000                     4,426,000
-----------------------------------------------------------------------------------------------------------------------------------
NYS GOB, 6.875%, 3/1/12
A2/A                                 500,000                       560,040
-----------------------------------------------------------------------------------------------------------------------------------
NYS GOB, 7%, 2/1/09
A2/A                                 300,000                       336,444
-----------------------------------------------------------------------------------------------------------------------------------
NYS GORB, 7.50%, 11/15/00
A2/A                                 500,000                       538,775
-----------------------------------------------------------------------------------------------------------------------------------
NYS HFA MH RB, Second Mtg. Program-A,
7.05%, 8/15/24
Aa2/NR                               350,000                       378,553
-----------------------------------------------------------------------------------------------------------------------------------
NYS HFA MH RB, Second Mtg. Program-C,
6.95%, 8/15/24
Aa1/NR                               225,000                       239,305
-----------------------------------------------------------------------------------------------------------------------------------
NYS HFA RB, Prerefunded, 8%, 11/1/08
Aaa/BBB+                           2,690,000                     2,977,830
-----------------------------------------------------------------------------------------------------------------------------------
NYS HFA RB, Unrefunded Balance, 8%, 11/1/08
Baa/BBB+                             550,000                       599,115
-----------------------------------------------------------------------------------------------------------------------------------
NYS HFA RRB, Housing Mtg., Series A,
6.10%, 11/1/15
Aaa/AAA                           12,170,000                    13,351,585
-----------------------------------------------------------------------------------------------------------------------------------
NYS HFA RRB,  State  University  Construction,  Escrowed to Maturity,  Series A,
7.90%, 11/1/06
Aaa/AAA                            1,750,000                     2,094,225
-----------------------------------------------------------------------------------------------------------------------------------
NYS HFA RRB, Unrefunded Balance,
7.90%, 11/1/99
Baa1/BBB+                          1,440,000                     1,473,466


                     16 Oppenheimer New York Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                         Ratings:
                                                         Moody's/

S&P/Fitch                        Face                          Market Value

(Unaudited)                      Amount                        See Note 1
-----------------------------------------------------------------------------------------------------------------------------------
New York  (continued)
NYS HFASC Obligation RB, Series A,
6%, 3/15/26
Baa1/BBB+                        $10,000,000                   $10,912,500
-----------------------------------------------------------------------------------------------------------------------------------
NYS HFASC Obligation RB, Series D,
5.375%, 3/15/23
Baa1/BBB+                          9,000,000                     9,204,030
-----------------------------------------------------------------------------------------------------------------------------------
NYS LGAC RB, Prerefunded, Series C,
7%, 4/1/21
Aaa/AAA/AAA                        9,455,000                    10,394,354
-----------------------------------------------------------------------------------------------------------------------------------
NYS LGAC RRB, Series B, 5.50%, 4/1/21
A3/A+/A+                           3,000,000                     3,116,970
-----------------------------------------------------------------------------------------------------------------------------------
NYS LGAC RRB, Series E, 5%, 4/1/21
A3/A+/A+                             500,000                       514,015
-----------------------------------------------------------------------------------------------------------------------------------
NYS MAG RB, Homeowner Mtg., Series 1,
7.95%, 10/1/21
Aa2/NR                               720,000                       720,094
-----------------------------------------------------------------------------------------------------------------------------------
NYS MAG RB, Homeowner Mtg., Series 71,
5.40%, 4/1/29
Aa2/NR                            26,965,000                    27,503,761
-----------------------------------------------------------------------------------------------------------------------------------
NYS MAG RB, Homeowner Mtg., Series UU,
7.75%, 10/1/23
Aa2/NR                             1,990,000                     2,103,291
-----------------------------------------------------------------------------------------------------------------------------------
NYS MAG RB, Homeowner Mtg., Series VV,
7.375%, 10/1/11
Aa2/NR                               345,000                       369,733
-----------------------------------------------------------------------------------------------------------------------------------
NYS MAG RB, Inverse Floater,
6.733%, 10/1/24(1)
NR/NR                              9,000,000                     9,260,010
-----------------------------------------------------------------------------------------------------------------------------------
NYS MAG RB, Series 40-B, 6.40%, 10/1/12
Aa2/NR                               500,000                       543,040
-----------------------------------------------------------------------------------------------------------------------------------
NYS MCFFA RB, Hospital & Nursing Home Project, Series D, 6.45%, 2/15/09
Aa2/AAA                              335,000                       372,255
-----------------------------------------------------------------------------------------------------------------------------------
NYS MCFFA RB, Long-Term Health Care, Series C, FSA Insured, 6.40%, 11/1/14
Aaa/AAA/AAA                        2,800,000                     3,061,520
-----------------------------------------------------------------------------------------------------------------------------------
NYS MCFFA RB, MHESF, Prerefunded,
Series B, 7.875%, 8/15/20
Aaa/AAA                           10,190,000                    11,171,399
-----------------------------------------------------------------------------------------------------------------------------------
NYS MCFFA RB, MHESF, Unrefunded Balance, Series A, FGIC Insured, 6.375%, 8/15/17
Aaa/AAA/AAA                        5,000,000                     5,459,450
-----------------------------------------------------------------------------------------------------------------------------------
NYS MCFFA RB, St. Francis Hospital, Project A,
FGIC Insured, 7.625%, 11/1/21
Aaa/AAA/AAA                        2,690,000                     2,752,838
-----------------------------------------------------------------------------------------------------------------------------------
NYS MCFFA RB, St. Luke's Hospital Center Mtg.,
Prerefunded, Series B, 7.45%, 2/15/29
Aaa/AAA                            7,500,000                     8,033,400
-----------------------------------------------------------------------------------------------------------------------------------
NYS MCFFA RB, Unrefunded Balance,
7.70%, 2/15/18
NR/A-                                355,000                       363,200


                     17 Oppenheimer New York Municipal Fund

--------------------------------------------------------------------------------
 Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                         Ratings:
                                                         Moody's/

S&P/Fitch                        Face                          Market Value

(Unaudited)                      Amount                        See Note 1
-----------------------------------------------------------------------------------------------------------------------------------
New York  (continued)
NYS MCFFA RRB, MHESF, Unrefunded Balance,
Series A, 8.875%, 8/15/07
A3/BBB+                         $  2,785,000                  $  2,824,603
-----------------------------------------------------------------------------------------------------------------------------------
NYS MCFFA RRB, North Shore University
Hospital, MBIA Insured, 7.20%, 11/1/20
Aaa/AAA                              250,000                       272,818
-----------------------------------------------------------------------------------------------------------------------------------
NYS MTAU Dedicated Tax Fund RB, Series A, FGIC Insured, 5%, 4/1/23
Aaa/AAA/AAA                        9,250,000                     9,286,168
-----------------------------------------------------------------------------------------------------------------------------------
NYS MTAU RB, Transportation Facilities Service
Contracts, Series 3, 7.375%, 7/1/08
Baa1/BBB+                            250,000                       299,450
-----------------------------------------------------------------------------------------------------------------------------------
NYS TBTAU GP RB, Series X, 6%, 1/1/14
Aa3/A+                            14,510,000                    15,342,729
-----------------------------------------------------------------------------------------------------------------------------------
NYS TBTAU GP RRB, Series A, 5%, 1/1/15
Aa3/A+                             7,500,000                     7,583,850
-----------------------------------------------------------------------------------------------------------------------------------
NYS TBTAU GP RRB, Series A, 5.125%, 1/1/22
Aa3/A+                             5,300,000                     5,345,845
-----------------------------------------------------------------------------------------------------------------------------------
NYS TBTAU GP RRB, Series B, 5%, 1/1/20
Aa3/A+                               500,000                       516,235
-----------------------------------------------------------------------------------------------------------------------------------
NYS TBTAU GP RRB, Series Y, 5.50%, 1/1/17
Aa3/A+                            15,000,000                    16,604,850
-----------------------------------------------------------------------------------------------------------------------------------
NYS TBTAU SPO RRB, Series A, MBIA Insured,
6.625%, 1/1/17
Aaa/AAA                              500,000                       538,295
-----------------------------------------------------------------------------------------------------------------------------------
NYS Thruway Authority General RB, Series A,
5.75%, 1/1/19
Aa3/AA-                           10,000,000                    10,814,200
-----------------------------------------------------------------------------------------------------------------------------------
NYS UDC RB, Series A, MBIA Insured,
5.50%, 4/1/16
Aaa/AAA/AAA                        7,500,000                     8,035,800
-----------------------------------------------------------------------------------------------------------------------------------
NYS United Nations Development Corp. RRB,
Sr. Lien, Series B, 5.60%, 7/1/26
A2/NR/A                            1,500,000                     1,506,930
-----------------------------------------------------------------------------------------------------------------------------------
NYS United Nations Development Corp. RRB,
Sub. Lien, Series C, 5.60%, 7/1/26
A3/NR/A-                           3,000,000                     3,013,860
-----------------------------------------------------------------------------------------------------------------------------------
Onondaga Cnty., NY RR Agency RB, RR
Facilities Project, 7%, 5/1/15
Baa1/NR/A-                        15,600,000                    16,912,272
-----------------------------------------------------------------------------------------------------------------------------------
PAUNYNJ Consolidated RB, 69th Series,
7.125%, 6/1/25
A1/AA-/AA-                         2,155,000                     2,290,356
-----------------------------------------------------------------------------------------------------------------------------------
PAUNYNJ Consolidated RRB, 78th Series,
6.50%, 4/15/11
A1/AA-/AA-                           250,000                       272,660
-----------------------------------------------------------------------------------------------------------------------------------
PAUNYNJ SPO RB, JFK International Air Terminal Project, Series 6, 5.75%, 12/1/22
Aaa/AAA                           11,150,000                    12,061,736
-----------------------------------------------------------------------------------------------------------------------------------
PAUNYNJ SPO RRB, KIAC-4 Project,
Fifth Installment, 6.75%, 10/1/19
NR/NR                             12,600,000                    13,988,520

-------------

605,924,344


                     18 Oppenheimer New York Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                         Ratings:
                                                         Moody's/

S&P/Fitch                        Face                          Market Value

(Unaudited)                      Amount                        See Note 1
-----------------------------------------------------------------------------------------------------------------------------------
U.S. Possessions--14.9%
PR CMWLTH Aqueduct & Sewer Authority RB,
Escrowed to Maturity, 10.25%, 7/1/09
Aaa/AAA                          $   500,000                  $    683,665
-----------------------------------------------------------------------------------------------------------------------------------
PR CMWLTH GOB, 5%, 7/1/27
Baa1/A                             8,000,000                     8,002,880
-----------------------------------------------------------------------------------------------------------------------------------
PR CMWLTH GOB, 5.375%, 7/1/25
Baa1/A                             5,650,000                     5,869,277
-----------------------------------------------------------------------------------------------------------------------------------
PR CMWLTH GORB, FSA Insured, Inverse
Floater, 7.832%, 7/1/20(1)
Aaa/AAA/AAA                       11,500,000                    13,181,875
-----------------------------------------------------------------------------------------------------------------------------------
PR CMWLTH GORB, MBIA Insured,
5.25%, 7/1/18
Aaa/AAA                            3,550,000                     3,660,547
-----------------------------------------------------------------------------------------------------------------------------------
PR CMWLTH HTAU RB, Prerefunded,
Series S, 6.50%, 7/1/22
NR/AAA                            10,000,000                    11,138,100
-----------------------------------------------------------------------------------------------------------------------------------
PR CMWLTH HTAU RB, Series W, Inverse
Floater, 6.217%, 7/1/10(1)
Baa1/A                             9,000,000                    10,147,500
-----------------------------------------------------------------------------------------------------------------------------------
PR CMWLTH Infrastructure FAU RRB,
Unrefunded Balance, Series A, 7.75%, 7/1/08
Baa1/BBB+                          1,355,000                     1,386,409
-----------------------------------------------------------------------------------------------------------------------------------
PR EPAU CAP RRB, Series N, MBIA Insured, Zero Coupon, 5.69%, 7/1/17(2)
Aaa/AAA                           24,000,000                    10,061,280
-----------------------------------------------------------------------------------------------------------------------------------
PR EPAU RB, Series AA, MBIA Insured,
5.25%, 7/1/16
Aaa/AAA                            5,000,000                     5,305,600
-----------------------------------------------------------------------------------------------------------------------------------
PR EPAU RB, Series AA, MBIA Insured,
5.25%, 7/1/17
Aaa/AAA                            5,000,000                     5,279,400
-----------------------------------------------------------------------------------------------------------------------------------
PR EPAU RB, Series DD, 5%, 7/1/28
Baa1/BBB+                          7,240,000                     7,249,050
-----------------------------------------------------------------------------------------------------------------------------------
PR Housing Bank & Finance Agency SFM RB,
Homeownership-Fourth Portfolio, Escrowed
to Maturity, 8.50%, 12/1/18
Aaa/NR                             1,580,000                     1,905,148
-----------------------------------------------------------------------------------------------------------------------------------
PR Industrial,  Medical & Environmental PC Facilities FAU RB, American Airlines,
Inc.
Project, 6.45%, 12/1/25
Baa1/BB+                             850,000                       945,770
-----------------------------------------------------------------------------------------------------------------------------------
PR Industrial, Medical & Environmental PC
Facilities FAU RB, Warner Lambert Co. Project,
7.60%, 5/1/14
A1/NR                              3,000,000                     3,154,590
-----------------------------------------------------------------------------------------------------------------------------------
PR POAU RB, American Airlines SPF Project,
Series A, 6.25%, 6/1/26
Baa2/BBB-                          8,000,000                     8,731,360
-----------------------------------------------------------------------------------------------------------------------------------
PR Telephone Authority RB, MBIA Insured,
Inverse Floater, 7.168%, 1/16/15(1)
Aaa/AAA                           10,000,000                    10,912,500

------------

107,614,951

-----------------------------------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost
$650,994,691)
98.8%                  713,539,295
-----------------------------------------------------------------------------------------------------------------------------------
Other Assets Net of
Liabilities
1.2                     8,832,253

-----------                  ------------
Net
Assets
100.0%                 $722,371,548

===========                  ============


                     19 Oppenheimer New York Municipal Fund

--------------------------------------------------------------------------------
 Statement of Investments  (Continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
To simplify the listings of securities, abbreviations are used per the table below:

CAP      --Capital Appreciation
CMWLTH   --Commonwealth
COP      --Certificates of Participation
CUS      --City University System
DA       --Dormitory Authority
EFCPC    --Environmental Facilities Corp.
           Pollution Control
EPAU     --Electric Power Authority
ERDAUEF  --Energy Research & Development
           Authority Electric Facilities
ERDAUGF  --Energy Research & Development
           Authority Gas Facilities
ERDAUPC  --Energy Research & Development
           Authority Pollution Control
FAU      --Finance Authority
GP       --General Purpose
GOB      --General Obligation Bonds
GORB     --General Obligation Refunding Bonds
HDC      --Housing Development Corp.
HFA      --Housing Finance Agency
HFASC    --Housing Finance Agency
           Service Contract
HTAU     --Highway & Transportation Authority
IDA      --Industrial Development Agency
IDAU     --Industrial Development Authority
LGAC     --Local Government Assistance Corp.
L.I.     --Long Island
MAG      --Mtg. Agency
MCFFA    --Medical Care Facilities Finance Agency
MH       --Multifamily Housing
MHESF    --Mental Health Services Facilities
MTAU     --Metropolitan Transportation Authority
MWFAU    --Municipal Water Finance Authority
NYC      --New York City
NYS      --New York State
PAUNYNJ  --Port Authority of New York & New Jersey
PAU      --Power Authority
PC       --Pollution Control
POAU     --Port Authority
RB       --Revenue Bonds
RR       --Resource Recovery
RRB      --Revenue Refunding Bonds
SDI      --School District
SFM      --Single Family Mtg.
SPF      --Special Facilities
SPO      --Special Obligations
SUEFS    --State University Educational
           Facilities System
TBTAU    --Triborough Bridge & Tunnel Authority
UDC      --Urban Development Corp.
WSS      --Water & Sewer System

1. Represents the current interest rate for a variable rate bond known as an "inverse floater" which pays interest at a rate that varies inversely with short-term interest rates. As interest rates rise, inverse floaters produce less current income. Their price may be more volatile than the price of a comparable fixed-rate security. Inverse floaters amount to $96,871,109 or 13.41% of the Fund's net assets as of September 30, 1998.

2. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.


                     20 Oppenheimer New York Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
As of September 30, 1998, securities subject to the alternative minimum tax amount to $179,652,487 or 24.87% of the Fund's net assets.

Distribution of investments by industry, as a percentage of total investments at value, is as follows:

Industry                                               Market Value    Percent
--------------------------------------------------------------------------------
Higher Education                                       $ 87,762,151     12.3%
--------------------------------------------------------------------------------
Electric Utilities                                       85,550,655     12.0
--------------------------------------------------------------------------------
General Obligation                                       84,187,319     11.8
--------------------------------------------------------------------------------
Highways                                                 78,031,604     10.9
--------------------------------------------------------------------------------
Lease Rental                                             57,580,005      8.1
--------------------------------------------------------------------------------
Multifamily Housing                                      43,811,467      6.2
--------------------------------------------------------------------------------
Single Family Housing                                    42,405,076      5.9
--------------------------------------------------------------------------------
Hospital/Healthcare                                      39,615,493      5.6
--------------------------------------------------------------------------------
Marine/Aviation Facilities                               35,819,091      5.0
--------------------------------------------------------------------------------
Manufacturing, Non-Durable Goods                         21,667,533      3.0
--------------------------------------------------------------------------------
Special Assessment                                       21,212,848      3.0
--------------------------------------------------------------------------------
Water Utilities                                          20,979,094      2.9
--------------------------------------------------------------------------------
Corporate Backed                                         19,678,349      2.8
--------------------------------------------------------------------------------
Resource Recovery                                        16,912,272      2.4
--------------------------------------------------------------------------------
Sales Tax                                                12,294,778      1.7
--------------------------------------------------------------------------------
Gas Utilities                                            11,347,500      1.6
--------------------------------------------------------------------------------
Not-for-Profit Organization                              11,137,397      1.6
--------------------------------------------------------------------------------
Telephone Utilities                                      10,912,500      1.5
--------------------------------------------------------------------------------
Adult Living Facilities                                   8,827,464      1.2
--------------------------------------------------------------------------------
Pollution Control                                         3,154,590      0.4
--------------------------------------------------------------------------------
Sewer Utilities                                             652,109      0.1
                                                       ------------    -----
Total                                                  $713,539,295    100.0%
                                                       ============    =====

See accompanying Notes to Financial Statements.


                     21 Oppenheimer New York Municipal Fund

--------------------------------------------------------------------------------
 Statement of Assets and Liabilities  September 30, 1998
--------------------------------------------------------------------------------

=====================================================================================
Assets
Investments, at value (cost $650,994,691)--see accompanying statement
$713,539,295
-------------------------------------------------------------------------------------
Cash
127,185
-------------------------------------------------------------------------------------
Receivables:
Interest
11,249,509
Shares of beneficial interest sold
509,941
-------------------------------------------------------------------------------------
Other
10,454

------------
Total assets
725,436,384

=====================================================================================
Liabilities
Payables and other liabilities:
Dividends
1,793,435
Distribution  and  service  plan  fees  434,281  Shares of  beneficial  interest redeemed  361,494  Trustees'  fees--Note  1  265,969  Transfer  and  shareholder servicing agent fees 60,759 Other 148,898

------------
Total liabilities
3,064,836

=====================================================================================
Net Assets
$722,371,548

============
=====================================================================================
Composition of Net Assets
Paid-in capital
$666,806,903
-------------------------------------------------------------------------------------
Overdistributed net investment income
(1,648,412)
-------------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions
(5,331,547)
-------------------------------------------------------------------------------------
Net unrealized appreciation on investments--Note 3
62,544,604

------------
Net assets
$722,371,548

============


                     22 Oppenheimer New York Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


================================================================================
Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets of $609,182,754 and 46,244,395 shares of beneficial interest outstanding) $13.17 Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price) $13.83

--------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $107,020,589 and 8,122,578 shares of beneficial interest outstanding) $13.18

--------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $6,168,205 and 468,228 shares of beneficial interest outstanding) $13.17

See accompanying Notes to Financial Statements.


                     23 Oppenheimer New York Municipal Fund

--------------------------------------------------------------------------------
 Statement of Operations  For the Year Ended September 30, 1998
--------------------------------------------------------------------------------

===================================================================================
Investment Income
Interest
$42,732,640

===================================================================================
Expenses
Management fees--Note 4
3,799,175
-----------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A
1,452,339
Class B
1,061,281
Class C
54,159
-----------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4
453,159
-----------------------------------------------------------------------------------
Trustees' fees and expenses--Note 1
117,877
-----------------------------------------------------------------------------------
Shareholder reports
117,635
-----------------------------------------------------------------------------------
Custodian fees and expenses
76,538
-----------------------------------------------------------------------------------
Legal, auditing and other professional fees
40,846
-----------------------------------------------------------------------------------
Other
23,770

-----------
Total expenses
7,196,779

===================================================================================
Net Investment Income
35,535,861

===================================================================================
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments
4,974,143
Closing of futures contracts
(2,297,337)

-----------
Net realized gain
2,676,806

-----------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on investments
19,959,087

-----------
Net realized and unrealized gain
22,635,893

===================================================================================
Net Increase in Net Assets Resulting from Operations
$58,171,754

===========

See accompanying Notes to Financial Statements.


                     24 Oppenheimer New York Municipal Fund

--------------------------------------------------------------------------------
 Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                      Year Ended
September 30,

1998             1997
================================================================================================
Operations
Net investment income                                              $
35,535,861     $ 40,870,758
------------------------------------------------------------------------------------------------
Net realized gain (loss)
2,676,806       (3,110,188)
------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation
19,959,087       25,374,028

------------     ------------
Net increase in net assets resulting from operations
58,171,754       63,134,598

================================================================================================
Dividends to Shareholders Dividends from net investment income:
Class A
(31,874,990)     (35,297,579)
Class B
(4,618,825)      (4,855,021)
Class C
(234,931)        (175,214)

================================================================================================
Beneficial Interest Transactions Net increase (decrease) in net assets resulting from beneficial interest transactions--Note 2:
Class A
(43,774,682)     (52,009,162)
Class B
(2,555,074)       2,021,008
Class C
1,261,316        2,612,419

================================================================================================
Net Assets
Total decrease
(23,625,432)     (24,568,951)
------------------------------------------------------------------------------------------------
Beginning of period
745,996,980      770,565,931

------------     ------------
End of period [including undistributed (overdistributed) net investment income of $(1,648,412) and $1,395,429, respectively]
$722,371,548     $745,996,980

============     ============

See accompanying Notes to Financial Statements.


                     25 Oppenheimer New York Municipal Fund

--------------------------------------------------------------------------------
 Financial Highlights
--------------------------------------------------------------------------------

                                                     Class
A

------------------------------------
                                                     Year Ended September
30,
                                                     1998
1997          1996
=========================================================================================
Per Share Operating Data
Net asset value, beginning of period                   $12.79
$12.41        $12.29
-----------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                     .64
 .69           .68
Net realized and unrealized gain (loss)                   .40
 .37           .12
                                                       ------
------        ------
Total income (loss) from investment operations           1.04
1.06           .80

-----------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                     (.66)
(.68)         (.68)
Distributions from net realized gain                       --
--            --
Distributions in excess of net realized gain               --
--            --
                                                       ------
------        ------
Total dividends and distributions to shareholders        (.66)
(.68)         (.68)
-----------------------------------------------------------------------------------------
Net asset value, end of period                         $13.17
$12.79        $12.41
                                                       ======
======        ======
=========================================================================================
Total Return, at Net Asset Value(2)                      8.36%
8.78%         6.65%

=========================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)             $609,183
$634,789      $667,258
-----------------------------------------------------------------------------------------
Average net assets (in thousands)                    $621,555
$652,048      $684,981
-----------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                    4.96%
5.49%         5.50%
Expenses                                                 0.87%
0.86%         0.91%
-----------------------------------------------------------------------------------------
Portfolio turnover rate(4)                               24.7%
20.5%         21.2%

1. For the period from August 29, 1995 (inception of offering) to September 30, 1995.

2. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.



                     26 Oppenheimer New York Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Class B

----------------------      ------------------------------------

Year Ended September 30,
                                                         1995
1994          1998          1997          1996
=========================================================================================================================
Per Share Operating
Data
Net asset value, beginning of period                       $11.92
$13.50        $12.79        $12.41        $12.30
-------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                         .69
 .74           .55           .59           .60
Net realized and unrealized gain (loss)                       .41
(1.46)          .41           .38           .10
                                                           ------
------        ------        ------        ------
Total income (loss) from investment operations               1.10
(.72)          .96           .97           .70

-------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to
shareholders:
Dividends from net investment income                         (.70)
(.72)         (.57)         (.59)         (.59)
Distributions from net realized gain                         (.03)
(.03)           --            --            --
Distributions in excess of net realized gain                   --
(.11)           --            --            --
                                                           ------
------        ------        ------        ------
Total dividends and distributions to shareholders            (.73)
(.86)         (.57)         (.59)         (.59)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $12.29
$11.92        $13.18        $12.79        $12.41
                                                           ======
======        ======        ======        ======
=========================================================================================================================
Total Return, at Net Asset Value(2)                          9.58%
(5.55)%        7.62%         7.97%         5.77%

=========================================================================================================================
Ratios/Supplemental
Data
Net assets, end of period (in thousands)                 $673,050
$687,233      $107,021      $106,459      $101,302
-------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                        $659,465
$738,747      $106,130      $104,183       $98,488
-------------------------------------------------------------------------------------------------------------------------
Ratios to average net
assets:
Net investment income                                        5.76%
5.68%         4.21%         4.72%         4.73%
Expenses                                                     0.90%
0.86%         1.63%         1.63%         1.68%
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(4)                                   15.2%
9.4%         24.7%         20.5%         21.2%



                                                        1995
1994
==============================================================================
Per Share Operating
Data
Net asset value, beginning of period                      $11.93
$13.50
------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                        .60
 .64
Net realized and unrealized gain (loss)                      .42
(1.45)
                                                          ------
------
Total income (loss) from investment operations              1.02
(.81)

------------------------------------------------------------------------------
Dividends and distributions to
shareholders:
Dividends from net investment income                        (.62)
(.62)
Distributions from net realized gain                        (.03)
(.03)
Distributions in excess of net realized gain                  --
(.11)
                                                          ------
------
Total dividends and distributions to shareholders           (.65)
(.76)
------------------------------------------------------------------------------
Net asset value, end of period                            $12.30
$11.93
                                                          ======
======
==============================================================================
Total Return, at Net Asset Value(2)                         8.75%
(6.22)%

==============================================================================
Ratios/Supplemental
Data
Net assets, end of period (in thousands)                 $91,108
$73,943
------------------------------------------------------------------------------
Average net assets (in thousands)                        $81,743
$61,008
------------------------------------------------------------------------------
Ratios to average net
assets:
Net investment income                                       4.95%
4.88%
Expenses                                                    1.67%
1.65%
------------------------------------------------------------------------------
Portfolio turnover rate(4)                                  15.2%
9.4%

3. Annualized.

4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1998, were $179,465,336 and $226,731,589, respectively.


                     27 Oppenheimer New York Municipal Fund

--------------------------------------------------------------------------------
 Financial Highlights  (Continued)
--------------------------------------------------------------------------------

                                                     Class C

------------------------------------------
                                                     Year Ended September 30,
                                                     1998        1997
1996        1995(1)
===============================================================================================
Per Share Operating Data
Net asset value, beginning of period                 $12.79      $12.41
$12.30      $12.22
-----------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                   .47
 .57         .60         .05
Net realized and unrealized gain (loss)                 .48
 .39         .09         .08
                                                     ------      ------
------      ------
Total income (loss) from investment operations          .95
 .96         .69         .13

-----------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                   (.57)
(.58)       (.58)       (.05)
Distributions from net realized gain                     --
--          --          --
Distributions in excess of net realized gain             --
--          --          --
                                                     ------      ------
------      ------
Total dividends and distributions to shareholders      (.57)
(.58)       (.58)       (.05)
-----------------------------------------------------------------------------------------------
Net asset value, end of period                       $13.17      $12.79
$12.41      $12.30
                                                     ======      ======
======      ======
===============================================================================================
Total Return, at Net Asset Value(2)                    7.54%
7.95%       5.64%       1.10%

===============================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)             $6,168      $4,749
$2,007         $25
-----------------------------------------------------------------------------------------------
Average net assets (in thousands)                    $5,420
$3,798        $752         $18
-----------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                  4.30%
4.67%       4.60%       3.67%(3)
Expenses                                               1.63%
1.63%       1.77%       1.37%(3)
-----------------------------------------------------------------------------------------------
Portfolio turnover rate(4)                             24.7%
20.5%       21.2%       15.2%

1. For the period from August 29, 1995 (inception of offering) to September 30, 1995.

2. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3. Annualized.

4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1998, were $179,465,336 and $226,731,589, respectively.

See accompanying Notes to Financial Statements


                     28 Oppenheimer New York Municipal Fund

--------------------------------------------------------------------------------
 Notes to Financial Statements
--------------------------------------------------------------------------------


================================================================================
1. Significant Accounting Policies

Oppenheimer  New  York  Municipal  Fund  (the  Fund)  is  registered  under  the
Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek maximum current income exempt from Federal, New York State and New York City income taxes for individual investors that is consistent with preservation of capital. The Fund seeks to achieve this objective by investing primarily in municipal obligations, the income from which is tax-exempt as described above. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.

--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.


                     29 Oppenheimer New York Municipal Fund

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------


================================================================================
1. Significant Accounting Policies  (continued)

Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. As of September 30, 1998, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $5,384,000, which expires between 2003 and 2005.

--------------------------------------------------------------------------------
Trustees' Fees and Expenses. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended September 30, 1998, a provision of $48,514 was made for the Fund's projected benefit obligations and payments of $11,314 were made to retired trustees, resulting in an accumulated liability of $249,826 as of September 30, 1998.

               The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Trustee in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds. Deferral of Trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.

--------------------------------------------------------------------------------
Distributions to Shareholders. The Fund intends to declare dividends separately for Class A, Class B and Class C shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.


                     30 Oppenheimer New York Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


================================================================================
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

               The  Fund  adjusts  the   classification   of   distributions  to
shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations.
Accordingly,
during the year ended September 30, 1998, amounts have been reclassified to reflect a decrease in undistributed net investment income of $1,850,956.
Paid-in
capital was decreased by the same amount.

--------------------------------------------------------------------------------
Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Original issue discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. As of November 4, 1997, in order to conform book and tax bases, the Fund began amortization of premiums on securities for book purposes. Such cumulative change was limited to a reclassification adjustment and had no impact on net assets or total increase (decrease) in net assets. Accordingly, during the year ended September 30, 1998, amounts have been reclassified to reflect an increase in unrealized appreciation on investments of $5,150,192. Paid-in capital was decreased by the same amount. For bonds acquired after April 30, 1993, accrued market discount is recognized at maturity or disposition as taxable ordinary income. Taxable ordinary income is realized to the extent of the lesser of gain or accrued market discount. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

               The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                     31 Oppenheimer New York Municipal Fund

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------


================================================================================
2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                             Year Ended September 30, 1998    Year Ended
September 30, 1997
                             -----------------------------
-----------------------------
                             Shares        Amount             Shares
Amount
-------------------------------------------------------------------------------------------
Class A:
Sold                          3,928,958    $  50,847,551        4,470,995
$  56,051,835
Dividends reinvested          1,692,174       21,877,187
1,936,390       24,294,359
Redeemed                     (8,997,338)    (116,499,420)     (10,554,692)
(132,355,356)
                             ----------    -------------      -----------
-------------
Net decrease                 (3,376,206)   $ (43,774,682)      (4,147,307)
$ (52,009,162)
                             ==========    =============      ===========
=============
-------------------------------------------------------------------------------------------
Class B:
Sold                            925,113    $  11,973,080        1,229,476
$  15,435,863
Dividends reinvested            233,067        3,013,390
251,124        3,151,927
Redeemed                     (1,356,282)     (17,541,544)
(1,320,301)     (16,566,782)
                             ----------    -------------      -----------
-------------
Net increase (decrease)        (198,102)   $  (2,555,074)         160,299
$   2,021,008
                             ==========    =============      ===========
=============
-------------------------------------------------------------------------------------------
Class C:
Sold                            187,441    $   2,433,192          296,169
$   3,700,982
Dividends reinvested             14,729          190,501
11,358          142,713
Redeemed                       (105,189)      (1,362,377)
(97,937)      (1,231,276)
                             ----------    -------------      -----------
-------------
Net increase                     96,981    $   1,261,316          209,590
$   2,612,419
                             ==========    =============      ===========
=============

================================================================================
3. Unrealized Gains and Losses on Investments

As of September 30, 1998, net unrealized appreciation on investments of $62,544,604 was composed entirely of gross appreciation.

================================================================================
4. Management Fees and Other Transactions with Affiliates

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.60% of the first $200 million of average annual net assets, 0.55% of the next $100 million,
0.50%
of the next $200 million, 0.45% of the next $250 million, 0.40% of the next $250 million and 0.35% of average annual net assets in excess of $1 billion. The Fund's management fee for the year ended September 30, 1998 was 0.52% of average annual net assets for Class A, Class B and Class C shares.


                     32 Oppenheimer New York Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


================================================================================
For the year ended September 30, 1998, commissions (sales charges paid by investors) on sales of Class A shares totaled $685,776, of which $133,537 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $424,646 and $22,130, respectively, of which $6,686 was paid to an affiliated broker/dealer for Class B shares. During the year ended September 30, 1998, OFDI received contingent deferred sales charges of $261,984 and $10,595, respectively, upon redemption of Class B and Class C shares, as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

               OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other Oppenheimer funds. OFS's total costs of providing such services are allocated ratably to these funds.

               The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the year ended September 30, 1998, OFDI paid $26,744 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.

               The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares for its services rendered in distributing Class B and Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class B and Class C shares. Each fee is computed on the average annual net assets of Class B or Class C shares, determined as of the close of each regular business day. During the year ended September 30, 1998, OFDI paid $6,880 to an affiliated broker/dealer as compensation for Class B personal service and maintenance expenses and retained $824,829 and $29,497, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. As of September 30, 1998, OFDI had incurred excess distribution and servicing costs of $2,411,425 for Class B and $65,456 for Class C.


                     33 Oppenheimer New York Municipal Fund

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------


================================================================================
5. Futures Contracts

The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.

               The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates, as it may be more efficient or cost effective than actually buying fixed income securities.

               Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

               Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

================================================================================
6. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

               The Fund had no borrowings outstanding during the year ended September 30, 1998.


                     34 Oppenheimer New York Municipal Fund

                                       A-1
                                   Appendix A

------------------------------------------------------------------------------
                       MUNICIPAL BOND RATINGS DEFINITIONS
------------------------------------------------------------------------------

Below are summaries of the rating definitions used by the nationally-recognized rating agencies listed below for municipal securities. Those ratings represent the opinion of the agency as to the credit quality of issues that they rate. The summaries below are based upon publicly-available information provided by the rating organizations.

Moody's Investors Service, Inc.
------------------------------------------------------------------------------

Long-Term Bond Ratings

Aaa: Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as with Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than those of Aaa securities.

A: Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds rated Baa are considered medium grade obligations; that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba: Bonds rated Ba are judged to have speculative elements. Their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds rated B generally lack characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated Caa are of poor standing and may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds rated Ca represent obligations which are speculative in a high degree and are often in default or have other marked shortcomings.

C: Bonds rated C are the lowest class of rated bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con. (...): Bonds for which the security depends on the completion of some act or the fulfillment of some condition are rated conditionally. These bonds are secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limitation attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition. Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier "1" indicates that the obligation ranks in the higher end of its category; the modifier "2" indicates a mid-range ranking and the modifier "3" indicates a ranking in the lower end of the category. Advanced refunded issues that are secured by certain assets are identified with a # symbol.

Short-Term Ratings - U.S. Tax-Exempt Municipals

There are four ratings below for short-term obligations that are investment grade. Short-term speculative obligations are designated SG. For variable rate demand obligations, a two-component rating is assigned. The first (MIG) element represents an evaluation by Moody's of the degree of risk associated with scheduled principal and interest payments, and the other (VMIG) represents an evaluation of the degree of risk associated with the demand feature.

MIG 1/VMIG 1: Denotes best quality. There is strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing..

MIG 2/VMIG 2: Denotes high quality. Margins of protection are ample although not as large as in the preceding group.

MIG 3/VMIG 3: Denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4: Denotes adequate quality. Protection commonly regarded as required
of  an   investment   security  is  present  and  although  not   distinctly  or
predominantly speculative, there is specific risk.

SG: Denotes speculative quality. Debt instruments in this category lack margins of protection.


Standard & Poor's Rating Services
------------------------------------------------------------------------------

Long-Term Credit Ratings

AAA: Bonds rated "AAA" have the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: Bonds rated "AA" differ from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: Bonds rated "A" are somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: Bonds rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Bonds rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Bonds rated BB are less vulnerable to nonpayment than other speculative issues. However, these face major uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: A bond rated B is more vulnerable to nonpayment than an obligation rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation.

CCC: A bond rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:  An obligation rated CC is currently highly vulnerable to nonpayment.

C: The C rating may used where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: Bonds rated D are in default. Payments on the obligation are not being made on the date due.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. The "r" symbol is attached to the ratings of instruments with significant noncredit risks.

Short-Term Issue Credit Ratings

A-1: Rated in the highest category. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, a plus (+) sign designation indicates the issuer's capacity to meet its financial obligation is very strong.

A-2: Obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3:  Exhibits  adequate  protection  parameters.   However,   adverse  economic
conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: Regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: Currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: In payment default. Payments on the obligation have not been made on the due date. The rating may also be used if a bankruptcy petition has been filed or similar actions jeopardize payments on the obligation.







Fitch IBCA, Inc.
------------------------------------------------------------------------------

International Long-Term Credit Ratings

Investment Grade:
AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. "AA" ratings denote a very low expectation of credit risk. They indicate a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade:

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly Speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, and D: Default.  Securities are not meeting  current  obligations and
are  extremely  speculative.   "DDD"  designates  the  highest  potential  for
recovery of amounts outstanding on any securities involved.

Plus (+) and minus (-) signs may be appended to a rating symbol to denote relative status within the rating category. Plus and minus signs are not added to the "AAA" category or to categories below "CCC."

International Short-Term Credit Ratings

F1: Highest credit quality. Strongest capacity for timely payment. May have an added "+" to denote exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment, but the margin of safety is not as great as in higher ratings.

F3: Fair credit quality. Capacity for timely payment is adequate. However, near-term adverse changes could result in a reduction to non-investment grade.
B: Speculative. Minimal capacity for timely payment, plus vulnerability to near-term adverse changes in financial and economic conditions.

C:  High  default  risk.   Default  is  a  real   possibility,   Capacity  for
meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D:     Default. Denotes actual or imminent payment default.

Duff & Phelps Credit Rating Co. Ratings
------------------------------------------------------------------------------

Long-Term Debt and Preferred Stock

AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A & A-: Protection factors are average but adequate. However, risk factors are more variable in periods of greater economic stress.

BBB+, BBB & BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+, BB & BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions. Overall quality may move up or down frequently within the category.

B+, B & B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher of lower rating grade.

CCC: Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD: Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP:  Preferred stock with dividend arrearages.

Short-Term Debt:

High Grade:
D-1+: Highest certainty of timely payment. Safety is just below risk-free U.S. Treasury short-term debt.

D-1: Very high certainty of timely payment. Risk factors are minor.

D-1-: High certainty of timely payment. Risk factors are very small.

Good Grade:
D-2: Good certainty of timely payment. Risk factors are small.

Satisfactory Grade:
D-3: Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

Non-Investment Grade:
D-4: Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service.

Default:
D-5: Issuer failed to meet scheduled principal and/or interest payments.

                                       B-1
                                   Appendix B

------------------------------------------------------------------------------
                     Municipal Bond Industry Classifications
------------------------------------------------------------------------------

          Electric
          Resource Recovery
          Gas
          Water
          Higher Education
          Sewer
          Education
          Telephone
                    Lease Rental
          Adult Living Facilities
          Hospital
Non Profit Organization
          General Obligation
          Highways
          Special Assessment
          Marine/Aviation Facilities
          Sales Tax
                    Multi Family Housing
          Manufacturing, Non Durables
          Single Family Housing
          Manufacturing, Durables
          Pollution Control

                                      C-11
                                   Appendix C

        OppenheimerFunds Special Sales Charge Arrangements and Waivers

      In certain cases, the initial sales charge that applies to purchases of Class A shares1 of the Oppenheimer funds or the contingent deferred sales charge that may apply to Class A, Class B or Class C shares may be waived. That is because of the economies of sales efforts realized by OppenheimerFunds Distributor, Inc., (referred to in this document as the "Distributor"), or by dealers or other financial institutions that offer those shares to certain classes of investors.

      Not all waivers apply to all funds. For example, waivers relating to Retirement Plans do not apply to Oppenheimer municipal funds, because shares of those funds are not available for purchase by or on behalf of retirement plans. Other waivers apply only to shareholders of certain funds that were merged into or became Oppenheimer funds.

      For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional Information of the applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans: (1) plans qualified under Sections 401(a) or 401(k) of the Internal
         Revenue Code,
(2) non-qualified deferred compensation plans, (3) employee benefit plans2 (4) Group Retirement Plans3 (5) 403(b)(7) custodial plan accounts (6) Individual Retirement Accounts ("IRAs"), including traditional IRAs,
         Roth IRAs, SEP-IRAs, SARSEPs or SIMPLE plans

      The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the Distributor or the transfer agent (referred to in this document as the "Transfer Agent") of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the "Manager").

Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.
--------------
1.    Certain   waivers   also  apply  to  Class  M.  shares  of   Oppenheimer
   Convertible Securities Fund.
2. An "employee benefit plan" means any plan or arrangement, whether or not it is "qualified" under the Internal Revenue Code, under which Class A shares of an Oppenheimer fund or funds are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.
3. The term "Group Retirement Plan" means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in (or who are eligible to participate in) the plan purchase Class A shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans, SEP-IRAs, SARSEPs, SIMPLE plans and 403(b) plans other than plans for public school employees. The term "Group Retirement Plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase Class A shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution that has made special arrangements with the Distributor enabling those plans to purchase Class A shares at net asset value but subject to the Class A contingent deferred sales charge.
 I. Applicability of Class A Contingent Deferred Sales Charges in Certain Cases

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to Initial Sales Charge but May Be Subject to the Class A Contingent Deferred Sales Charge (unless a waiver applies).

      There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A contingent deferred sales charge if redeemed within 18 months of the end of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption). Additionally, on shares purchased under these waivers that are subject to the Class A contingent deferred sales charge, the Distributor will pay the applicable commission described in the Prospectus under "Class A Contingent Deferred Sales Charge."1 This waiver provision applies to:

1 However, that commission will not be paid on purchases of shares in amounts of $1 million or more (including any right of accumulation) by a Retirement Plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the Plan for more than one year.

o Purchases of Class A shares aggregating $1 million or more.

o Purchases by a Retirement Plan (other than an IRA or 403(b)(7) custodial plan) that:
(1)   buys shares costing $500,000 or more, or
(2) has, at the time of purchase, 100 or more eligible employees or total plan assets of $500,000 or more, or
(3) certifies to the Distributor that it projects to have annual plan purchases of $200,000 or more.
o     Purchases  by  an   OppenheimerFunds-sponsored   Rollover  IRA,  if  the
         purchases are made:
(1) through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for those purchases, or
(2) by a direct rollover of a distribution from a qualified Retirement Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases.
o Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements:
(1)   The record  keeping is performed by Merrill Lynch Pierce Fenner & Smith,
            Inc.  ("Merrill  Lynch")  on  a  daily  valuation  basis  for  the
            Retirement   Plan.   On  the  date  the  plan  sponsor  signs  the
            record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by Merrill Lynch Asset Management, L.P. ("MLAM"), that are made available under a Service Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor, and (b) funds advised or managed by MLAM (the funds described in (a) and (b) are referred to as "Applicable Investments").
(2)   The record  keeping  for the  Retirement  Plan is  performed  on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets (excluding assets invested in money market funds) invested in Applicable Investments.
(3) The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).
o        Purchases   by  a   Retirement   Plan   whose   record   keeper  had  a
         cost-allocation agreement with the Transfer Agent on or before May 1, 1999.

          II. Waivers of Class A Sales Charges of Oppenheimer Funds

A. Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers.

Class A shares purchased by the following investors are not subject to any Class A sales charges (and no commissions are paid by the Distributor on such purchases):
o     The Manager or its affiliates.
o     Present or former  officers,  directors,  trustees  and  employees  (and their "immediate families") of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.
o Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
o Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.
o Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the Distributor) or with the Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).
o Dealers, brokers, banks or registered investment advisors that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.
o Investment advisors and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.
o "Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
o Clients of investment advisors or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.
o Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.
o Accounts for which Oppenheimer Capital (or its successor) is the investment advisor (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.
o A unit investment trust that has entered into an appropriate agreement with the Distributor.
o Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.
o

      Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
o A TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C TRAC-2000 program on November 24, 1995.
o A qualified Retirement Plan that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, if that arrangement was consummated and share purchases commenced by December 31, 1996.

B. Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions.

Class A shares issued or purchased in the following transactions are not subject to sales charges (and no commissions are paid by the Distributor on such purchases): o Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.
o     Shares   purchased   by  the   reinvestment   of   dividends   or  other
         distributions reinvested from the Fund or other Oppenheimer funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor.
o     Shares  purchased  through  a  broker-dealer  that  has  entered  into a
         special   agreement  with  the  Distributor  to  allow  the  broker's customers to purchase and pay for shares of Oppenheimer funds using the proceeds of shares redeemed in the prior 30 days from a mutual fund (other than a fund managed by the Manager or any of its
         subsidiaries)   on  which  an  initial  sales  charge  or  contingent
         deferred sales charge was paid. This waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner. This waiver must be requested when the purchase order is placed for shares of the Fund, and the Distributor may require evidence of qualification for this waiver.
o Shares purchased with the proceeds of maturing principal units of any Qualified Unit Investment Liquid Trust Series.
o        Shares   purchased  by  the   reinvestment  of  loan  repayments  by  a
         participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor.

C. Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions.

The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases: o To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value measured at the time the Plan is established, adjusted annually.
o Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (please refer to "Shareholder Account Rules and Policies," in the applicable fund Prospectus).
o For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes:
(1)         Following  the  death or  disability  (as  defined  in the  Internal
            Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established.

(2)       To return excess contributions.

(3)       To return contributions made due to a mistake of fact.

(4)       Hardship withdrawals, as defined in the plan.2

2 This provision does not apply to IRAs.

(5) Under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.

(6)         To  meet  the  minimum  distribution  requirements  of the  Internal
            Revenue Code.
(7)         To make  "substantially  equal  periodic  payments"  as described in
            Section 72(t) of the Internal Revenue Code.

(8)        For loans to participants or beneficiaries.

(9)       Separation from service.3

3 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.

(10) Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special arrangements with the Distributor.

(11) Plan termination or "in-service distributions," if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
o For distributions from Retirement Plans having 500 or more eligible employees, except distributions due to termination of all of the Oppenheimer funds as an investment option under the Plan.
o For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.


    III. Waivers of Class B and Class C Sales Charges of Oppenheimer Funds

The Class B and Class C contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A.  Waivers for Redemptions in Certain Cases.

The Class B and Class C contingent deferred sales charges will be waived for redemptions of shares in the following cases: o Shares redeemed involuntarily, as described in "Shareholder Account
         Rules and Policies," in the applicable Prospectus.
o Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder, including a trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.
o Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.
o Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.
o Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.
o Redemptions requested in writing by a Retirement Plan sponsor of Class C shares of an Oppenheimer fund in amounts of $1 million or more held by the Retirement Plan for more than one year, if the redemption proceeds are invested in Class A shares of one or more Oppenheimer funds.
o Distributions from Retirement Plans or other employee benefit plans for any of the following purposes:
(1) Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established in an Oppenheimer fund.

(2)            To return excess contributions made to a participant's account.

(3)            To return contributions made due to a mistake of fact.

(4)            To make hardship withdrawals, as defined in the plan.4

4 This  provision  does  not  apply to IRAs.

(5) To make distributions required under a Qualified Domestic Relations Order or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.

(6)             To meet the minimum  distribution  requirements  of the Internal
                Revenue Code.
(7)             To make "substantially  equal periodic payments" as described in
                Section 72(t) of the Internal Revenue Code.
(8)             For  loans  to  participants  or  beneficiaries.5

5 This provision does not apply to loans from 403(b)(7) custodial plans.

(9)            On account of the participant's separation from service.6

6 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.

(10) Participant-directed redemptions to purchase shares of a mutual fund
                (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a Retirement Plan if the plan has made special arrangements with the Distributor.

(11) Distributions made on account of a plan termination or "in-service" distributions," if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
(12) Distributions from Retirement Plans having 500 or more eligible employees, but excluding distributions made because of the Plan's elimination as investment options under the Plan of all of the Oppenheimer funds that had been offered.
(13) For distributions from a participant's account under an Automatic Withdrawal Plan after the participant reaches age 59 1/2, as long as the aggregate value of the distributions does not exceed 10% of the account's value annually (measured from the establishment of the Automatic Withdrawal Plan).

B.  Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:
o     Shares sold to the Manager or its affiliates.
o Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
o     Shares issued in plans of reorganization to which the Fund is a party.

IV. Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Former Quest for Value Funds

The initial and contingent deferred sales charge rates and waivers for Class A, Class B and Class C shares described in the Prospectus or Statement of Additional Information of the Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value Funds. To be eligible, those persons must have been shareholders on November 24, 1995, when OppenheimerFunds, Inc. became the investment advisor to those former Quest for Value Funds. Those funds include:

  Oppenheimer Quest Value Fund, Inc.  Oppenheimer  Quest  Small Cap Value
                                      Fund
  Oppenheimer  Quest  Balanced  Value Oppenheimer Quest Global Value Fund
  Fund
  Oppenheimer    Quest    Opportunity
  Value Fund

      These arrangements also apply to shareholders of the following funds when they merged (were reorganized) into various Oppenheimer funds on November 24, 1995:

Quest for Value U.S.  Government Income Quest  for  Value  New York  Tax-Exempt
Fund                                    Fund
Quest  for  Value  Investment   Quality Quest  for  Value  National  Tax-Exempt
Income Fund                             Fund
Quest for Value Global Income Fund      Quest for Value  California  Tax-Exempt
                                      Fund

      All of the funds listed above are referred to in this Appendix as the "Former Quest for Value Funds." The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of an Oppenheimer fund that are either: o acquired by such shareholder pursuant to an exchange of shares of an
         Oppenheimer fund that was one of the Former Quest for Value Funds or
o     purchased  by  such   shareholder  by  exchange  of  shares  of  another
         Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value Funds into that other Oppenheimer fund on November 24, 1995.

A.  Reductions or Waivers of Class A Sales Charges.

      |X| Reduced Class A Initial Sales Charge Rates for Certain Former Quest for Value Funds Shareholders.

Purchases by Groups and Associations. The following table sets forth the initial sales charge rates for Class A shares purchased by members of "Associations" formed for any purpose other than the purchase of securities. The rates in the table apply if that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.

--------------------------------------------------------------------------------
                        Initial Sales       Initial Sales
 Number of Eligible   Charge as a % of    Charge as a % of    Commission as %
Employees or Members   Offering Price    Net Amount Invested of Offering Price
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
9 or Fewer                  2.50%               2.56%              2.00%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
At  least 10 but not        2.00%               2.04%              1.60%
more than 49
--------------------------------------------------------------------------------

      For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund's Prospectus.
      Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an Association, or the sales charge rate that applies under the Right of Accumulation described in the applicable fund's Prospectus and Statement of Additional Information. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Distributor.

      |X| Waiver of Class A Sales Charges for Certain Shareholders. Class A shares purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:
o Shareholders who were shareholders of the AMA Family of Funds on February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.

o Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

      |X| Waiver of Class A Contingent Deferred Sales Charge in Certain Transactions. The Class A contingent deferred sales charge will not apply to redemptions of Class A shares purchased by the following investors who were shareholders of any Former Quest for Value Fund:

      Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee Retirement Income Security Act of 1974 and regulations adopted under that law.

B.  Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

      |X| Waivers for Redemptions of Shares Purchased Prior to March 6, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged. Those shares must have been purchased prior to March 6, 1995 in connection with: o withdrawals under an automatic withdrawal plan holding only either
         Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account, and
o liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

      |X| Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995: o redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration);
o withdrawals under an automatic withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account; and
o liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value.

      A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the Oppenheimer fund described in this section if the proceeds are invested in the same Class of shares in that fund or another Oppenheimer fund within 90 days after redemption.
       V. Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Connecticut Mutual Investment
                                 Accounts, Inc.

The initial and contingent deferred sale charge rates and waivers for Class A and Class B shares described in the respective Prospectus (or this Appendix) of the following Oppenheimer funds (each is referred to as a "Fund" in this section): o Oppenheimer U. S. Government Trust, o Oppenheimer Bond Fund, o Oppenheimer Disciplined Value Fund and o Oppenheimer Disciplined Allocation Fund are modified as described below for those Fund shareholders who were shareholders of the following funds (referred to as the "Former Connecticut Mutual Funds") on March 1, 1996, when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut Mutual Funds:

Connecticut Mutual Liquid Account          Connecticut   Mutual   Total   Return
                                           Account
Connecticut  Mutual Government  Securities CMIA  LifeSpan  Capital  Appreciation
Account                                    Account
Connecticut Mutual Income Account          CMIA LifeSpan Balanced Account
Connecticut Mutual Growth Account          CMIA Diversified Income Account

A.  Prior Class A CDSC and Class A Sales Charge Waivers.

      n Class A Contingent Deferred Sales Charge. Certain shareholders of a Fund and the other Former Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the "prior Class A CDSC"). Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first).

      Those shareholders who are eligible for the prior Class A CDSC are: (1) persons whose purchases of Class A shares of a Fund and other Former
         Connecticut Mutual Funds were $500,000 prior to March 18, 1996, as a result of direct purchases or purchases pursuant to the Fund's policies on Combined Purchases or Rights of Accumulation, who still hold those shares in that Fund or other Former Connecticut Mutual Funds, and
(2) persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the former general distributor of the Former Connecticut Mutual Funds to purchase shares valued at $500,000 or more over a 13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge.

      Any of the Class A shares of a Fund and the other Former Connecticut Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

      n Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares: (1)
      anypurchaser,  provided the total initial  amount  invested in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of Intention and Rights of Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the Former Connecticut Mutual Funds or a Fund into which such Fund merged;
(2) any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more;
(3) Directors of the Fund or any one or more of the Former Connecticut Mutual Funds and members of their immediate families;
(4) employee benefit plans sponsored by Connecticut Mutual Financial Services, L.L.C. ("CMFS"), the prior distributor of the Former Connecticut Mutual Funds, and its affiliated companies;
(5) one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and
(6) an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the Fund or any one or more of the Former Connecticut Mutual Funds, provided the institution had an agreement with CMFS.

      Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the Former Connecticut Mutual Funds described above.

      Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by Connecticut Mutual Life Insurance Company through the Panorama Separate Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund.

B.  Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class B shares of a Former Connecticut Mutual Fund provided that the Class A or Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut Mutual Fund. Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18, 1996: (1) by the estate of a deceased shareholder;
(2) upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code;
(3) for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or 403(b)(7)of the Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans;
(4) as tax-free returns of excess contributions to such retirement or employee benefit plans;
(5)      in whole or in part,  in  connection  with  shares  sold to any  state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of any registered investment management company;
(6) in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction;
(7) in connection with the Fund's right to involuntarily redeem or liquidate the Fund;
(8)
      in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic Withdrawal Plan but limited to no more than 12% of the original value annually; or
(9) as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund's Articles of Incorporation, or as adopted by the Board of Directors of the Fund.


 VI. Special Reduced Sales Charge for Former Shareholders of Advance America
                                   Funds, Inc.

Shareholders of Oppenheimer Municipal Bond Fund, Oppenheimer U.S. Government Trust, Oppenheimer Strategic Income Fund and Oppenheimer Equity Income Fund who acquired (and still hold) shares of those funds as a result of the reorganization of series of Advance America Funds, Inc. into those Oppenheimer funds on October 18, 1991, and who held shares of Advance America Funds, Inc. on March 30, 1990, may purchase Class A shares of those four Oppenheimer funds at a maximum sales charge rate of 4.50%.


   VII. Sales Charge Waivers on Purchases of Class M Shares of Oppenheimer
                           Convertible Securities Fund

Oppenheimer Convertible Securities Fund (referred to as the "Fund" in this section) may sell Class M shares at net asset value without any initial sales charge to the classes of investors listed below who, prior to March 11, 1996, owned shares of the Fund's then-existing Class A and were permitted to purchase those shares at net asset value without sales charge:

o     the Manager and its affiliates,
o        present or former  officers,  directors,  trustees and  employees  (and their "immediate families" as defined in the Fund's Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them or the prior investment advisor of the Fund for their employees,
o        registered  management  investment  companies  or separate  accounts of insurance companies that had an agreement with the Fund's prior investment advisor or distributor for that purpose,
o dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees,
o employees and registered representatives (and their spouses) of dealers or brokers described in the preceding section or financial institutions that have entered into sales arrangements with those dealers or brokers (and whose identity is made known to the Distributor) or with the Distributor, but only if the purchaser certifies to the Distributor at the time of purchase that the purchaser meets these qualifications,
o dealers, brokers, or registered investment advisors that had entered into an agreement with the Distributor or the prior distributor of the Fund specifically providing for the use of Class M shares of the Fund in specific investment products made available to their clients, and
o dealers, brokers or registered investment advisors that had entered into an agreement with the Distributor or prior distributor of the Fund's shares to sell shares to defined contribution employee retirement plans for which the dealer, broker, or investment advisor provides administrative services.

------------------------------------------------------------------------------
Oppenheimer New York Municipal Fund
------------------------------------------------------------------------------

Internet Web Site:
         www.oppenheimerfunds.com

Investment Adviser
     OppenheimerFunds, Inc.
     Two World Trade Center
     New York, New York 10048-0203

Distributor
     OppenheimerFunds Distributor, Inc.
     Two World Trade Center
     New York, New York 10048-0203

Transfer Agent
     OppenheimerFunds Services
     P.O. Box 5270
     Denver, Colorado 80217
     1-800-525-7048

Custodian Bank
     Citibank, N.A.
     399 Park Avenue
     New York, New York 10043

Independent Auditors
     KPMG LLP
     707 Seventeenth Street
     Denver, Colorado 80202

Legal Counsel
     Gordon Altman Butowsky Weitzen Shalov & Wein
     114 West 47th Street
     New York, New York 10036

     67890







     PX360.0199(Rev. 6/07/99)